FIRST AMERICAN INVESTMENT FUNDS, INC.




BOND FUNDS



1999 ANNUAL REPORT




[LOGO] FIRST AMERICAN FUNDS(R)
           THE POWER OF DISCIPLINED INVESTING(R)

FIRST AMERICAN FAMILY OF FUNDS      INVESTMENTS FOR EVERY GOAL

-------------------------------
   HIGHER RETURN                    FIRST AMERICAN FUNDS OFFER A FULL RANGE OF
   POTENTIAL                        INVESTMENT STRATEGIES TO HELP YOU CREATE A
-------------------------------     PERSONALIZED, DIVERSIFIED PORTFOLIO.
                                    SUPPORTED BY EXTENSIVE RESEARCH AND A HIGHLY
   SECTOR FUNDS                     DEVELOPED TEAM APPROACH TO INVESTMENT
                                    DECISION MAKING, FIRST AMERICAN FUNDS CAN
   INTERNATIONAL FUNDS              HELP BUILD A WINNING STRATEGY FOR ANY
                                    INVESTOR.
   SMALL CAP FUNDS

   MID CAP FUNDS

   LARGE CAP FUNDS

   STRATEGY FUNDS

   BOND FUNDS
   Adjustable Rate Mortgage Securities
   Fixed Income
   Intermediate Government Bond
   Intermediate Term Income
   Limited Term Income
   Strategic Income

   TAX FREE BOND FUNDS             TABLE OF
                                   CONTENTS
   MONEY MARKET FUNDS
                                   ---------------------------------------------
-------------------------------    MESSAGE TO SHAREHOLDERS                  1
   LOWER RETURN                    ---------------------------------------------
   POTENTIAL                       WHAT A DIFFERENCE A YEAR MAKES           2
-------------------------------    ---------------------------------------------
                                   BOND FUNDS OVERVIEW                      4
                                   ---------------------------------------------
                                      Adjustable Rate Mortgage Securities   6
                                   ---------------------------------------------
                                      Fixed Income                          7
                                   ---------------------------------------------
                                      Intermediate Government Bond          8
                                   ---------------------------------------------
                                      Intermediate Term Income              9
                                   ---------------------------------------------
                                      Limited Term Income                  10
                                   ---------------------------------------------
                                      Strategic Income                     11
                                   ---------------------------------------------
                                   REPORT OF INDEPENDENT AUDITORS          13
                                   ---------------------------------------------
                                   STATEMENTS OF NET ASSETS                14
                                   ---------------------------------------------
                                   STATEMENTS OF OPERATIONS                36
                                   ---------------------------------------------
                                   STATEMENTS OF CHANGES IN NET ASSETS     38
                                   ---------------------------------------------
                                   FINANCIAL HIGHLIGHTS                    40
                                   ---------------------------------------------
                                   NOTES TO FINANCIAL STATEMENTS           44
                                   ---------------------------------------------
                                   NOTICE TO SHAREHOLDERS                  56
                                   ---------------------------------------------


            NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

MESSAGE TO SHAREHOLDERS   SEPTEMBER 30, 1999


DEAR SHAREHOLDERS:

     On behalf of the entire board of directors -- thank you for the ongoing opportunity you have given us to manage your investments. Each year we are proud to continue supporting our long-term investors and we are always pleased to see the new investors that have joined the First American family of funds.

     A QUICK LOOK AT THE YEAR.

     The past year was another volatile time for investors. A solid economy, strong corporate profits plus a recovery in Asian markets combined to send the stock market upward, with the Dow Jones Industrial Average hitting a new high. It was also reassuring to see a broader market success beyond the large-cap growth stocks that dominated 1998, with a resurgence of small- and mid-cap stocks, as well as international and emerging market stocks.

     In contrast, the bond market fared less well. A series of interest rate hikes intended to keep the economy from overheating depressed bond prices, sending the yield on the benchmark 30-year Treasury bond to 6% -- an 18-month high.

     WHAT DOES IT MEAN FOR INVESTORS?

     Those of you who track performance on a day-to-day or week-to-week basis have witnessed the effect of a changing bond market. This kind of market volatility is always unnerving -- but mostly to short-term investors.

     As a fixed-income investor, your focus should be on the long term, with an emphasis on diversification. The key message is stick with it -- a message worth repeating in shifting financial markets. Now more than ever, a consistent long-term approach should ride out the ups and downs of short-term volatility. The article on the following page expands on this idea.

     Again, thank you for investing with First American Funds. As we approach the millennium, we wish you continued success and prosperity.


     Sincerely,

     /s/ Virginia L. Stringer             /s/ Paul A. Dow

     VIRGINIA L. STRINGER                 PAUL A. DOW

     Chairperson                          Chief Investment Officer and President
     First American Investment            First American Asset Management
     Funds, Inc.


                                 1     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

WHAT A DIFFERENCE A YEAR MAKES


Turn back the clock to September 1998. Newspaper headlines were dominated by the financial crisis sweeping across Asia, Latin America and Russia. At the height of the crisis, the Dow Jones Industrial Average (DJIA) shed nearly 20% of its value. Some predicted that the U.S. economy would slide into a recession, erasing years of investment gains.

A year later, the DJIA has surged approximately 2,500 points, with some financial experts alluding to a "New Economy" defined by unprecedented growth. Yet a host of new challenges could threaten to derail these great expectations. The Federal Reserve twice raised interest rates to quell the risk of higher inflation, which turned the bond market bearish and triggered volatility in equity markets.

All in all, many investors now wonder whether fundamental changes are again underway in financial markets. Sound familiar?


SEEING THE FOREST FOR THE TREES
--------------------------------------------------------------------------------

Keep in mind that the same economic fundamentals have been in place in the U.S. throughout the past year: low unemployment, low inflation and rising productivity. For the most part, America's Goldilocks economy remains just right. International markets are also healthy, and Japan is on the rebound.

The point is that when it comes to investing, there's always something to worry about. Fear of the unknown causes people to lose sight of their long-term goals as they react to the latest perceived threat.


                                 2     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

WHAT A DIFFERENCE A YEAR MAKES


ITS BETTER TO ACT THAN REACT
--------------------------------------------------------------------------------

What's next for the U.S. economy? No one knows for sure. But you can be certain that today's hot investment may become tomorrow's outcast. Or that interest rates will rise and fall. That's the natural ebb and flow of financial markets. With this in mind, it's important to take a long-term perspective backed by a diversified investment portfolio to weather rapidly changing financial markets.

Asset allocation -- a strategy designed to create diversified portfolios from a blend of different asset classes -- forms the foundation of any diversification strategy. That's because different asset classes often move in opposite directions, with declines in one class offset by increases in another. It's a tried-and-true approach that may help reduce volatility and generate more balanced returns.

At the same time, systematic investing can make market volatility beneficial. While systematic investing does not ensure a profit or avoid a loss, you have the long-term potential to lower your average cost if you invest regularly through changing market conditions.

Finally, we would like to reiterate a familiar investment message: It's time in the market that counts, not market timing. First American adheres to this philosophy. Across our comprehensive array of stock and bond mutual funds, we take a long-term perspective to money management while maintaining flexibility to benefit from short-term fluctuations. In addition, our tradition of conservative management and innovative products can help build a winning strategy for any investor.


TAKE TIME TO REVISIT YOUR ASSET ALLOCATION
--------------------------------------------------------------------------------

From time to time, you may need to refine your asset allocation to reflect your changing goals or risk tolerance. Should that need arise, please don't hesitate to contact your investment professional. Your investment professional can offer a range of First American funds to meet any need, plus the advice to help you reach your investment goals.


                                 3     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

BOND FUNDS OVERVIEW


A year that started with positive news in the bond market changed dramatically in the early part of 1999. By the time the fiscal year ended September 30, 1999, interest rates had risen dramatically across the board, creating a difficult environment for bond fund investors.

In the fall of 1998, the world economy was facing the threat of a recession, possibly mixed with deflationary pressures, all triggered by severe problems in Asia. In this environment, interest rates reached historic lows. While that was good news for bonds, there were some underlying problems in the market. Most notable was the lack of liquidity in the markets for corporate bonds, mortgage-backed and asset-backed securities.

To deal with the pending economic crisis, the Federal Reserve lowered interest rates. The result was that liquidity was restored to the bond market and investors had renewed confidence. The stock markets reacted positively, the U.S. economy continued on a roll and before long, the threat of inflation had returned.

The result was that interest rates reversed course and began to rise in rather dramatic fashion. For instance, the interest rate on the benchmark 30-year U.S. Treasury bond, which started the fiscal year at less than 5%, climbed well above 6% by July. This was an especially significant increase given the fact that the rate started at historically low levels.

What's more, similar increases occurred among different types of bonds across all maturity levels. Even very short-term debt securities couldn't avoid the trend.

In the first few months of 1999, investors pulled away from U.S. Treasury securities. Instead, they preferred offerings from corporations, as well as mortgage-backed and asset-backed securities. These types of bonds had started the year looking very attractive and performed well relative to Treasury bonds for a period of time.

By the summer, concerns about an overheated economy were again at the forefront. The Federal Reserve decided to boost interest rates in an effort to stave off any inflationary threat. This move appeared to calm the markets a bit, as the rise in yield on Treasury bonds began to peak. As a result, investors again flocked to these high-quality bonds.


                                 4     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

At the same time, there was a flood of new bonds issued by corporations as asset-backed securities. Bond issuers appeared to be reluctant to conduct a large issuance of securities close to the end of 1999, due to fears about the potential for Year 2000 (Y2K) computer problems. Therefore, new issues came into the market in a big way in the summer and early fall.

As a result, prices on non-Treasury securities once again were driven down and yield spreads between Treasury and non-Treasury securities widened. Oddly enough, it was the lower-rated securities that performed the best, as most of the new issues were of bonds with higher credit quality. While this had a negative impact on the value of non-Treasury bonds, it did make them much more attractive to investors, creating the potential for a rebound in the near future.

In August, the Federal Reserve again bumped up interest rates, which seemed to have a stabilizing influence on the bond markets. While the upward trend in interest rates may continue, there seem to be positive signs that U.S. economic growth could moderate. If that occurs, it is likely the Federal Reserve will not feel a need to hike interest rates again in the near future and the bond market should be in better shape.

In addition, we expect the new fiscal year to start off with a significant slow down in new issuance of bonds until we reach January 1, 2000. Once that critical date passes and assuming that Y2K problems are minimal, supply should once again pick up.

Going forward, it is unlikely that we'll experience a repeat scenario of the previous year. Interest rates should trend more favorably in the months to come and overall, we have a positive outlook for our bond funds.

The following graphs compare First American fund performance with unmanaged indices. Indices do not pay management fees to cover costs of shareholder services and fund operating costs, or transaction costs to buy and sell securities. Unlike indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the funds includes all fund expenses and fees. If operating expenses such as the funds had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

Total return measures performance, assuming that all dividends and capital gains distributions were reinvested. Total return, both with and without a sales charge, has been presented. All total returns are quoted for Class A shares before sales charges. The adjusted figures for Class A shares include the effect of paying the maximum initial sales charge of 2.50% on Adjustable Rate Mortgage Securities, Intermediate Government Bond, Intermediate Term Income and Limited Term Income funds, and 4.25% on Fixed Income and Strategic Income funds. The adjusted figures for Class B shares include the effect of paying the 5% contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. The adjusted figures for Class C shares include the effect of paying the maximum initial sales charge of 1.00% on Fixed Income and Strategic Income funds.


                                 5     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

BOND FUNDS
ADJUSTABLE RATE MORTGAGE SECURITIES


INVESTMENT OBJECTIVE
      SEEKS CURRENT INCOME ALONG WITH A HIGH DEGREE OF PRINCIPAL STABILITY FROM A PORTFOLIO OF MORTGAGE-RELATED SECURITIES

With more and more homeowners locking into fixed-rate mortgages, the adjustable rate mortgage market has been through a difficult period. In the fiscal year ended September 30, 1999, Adjustable Rate Mortgage Securities Fund generated a return of 3.74%.

The fund's net asset value remained relatively stable despite significant increases in interest rates across the board through much of 1999. At the same time, it maintained a competitive dividend yield for shareholders, although that was a challenging task in this environment.

The fiscal year began in the fall of 1998, with interest rates trending lower, leading to a large number of mortgage prepayments and refinancings. With long-term rates at levels not much higher than short-term adjustable rate mortgages (ARMs), many homebuyers preferred locking in long-term, fixed-rate mortgages. This resulted in a decline in the available supply of ARM securities in the market.

The fund put a greater emphasis on asset-backed securities and collateralized mortgage obligations (CMOs) in an effort to keep its yield at a competitive level. As the fiscal year came to a close, the supply of ARMs began to improve, offering more attractive yields.

The market has the potential for more positive returns in the months ahead. Higher interest rates have improved the market for ARMs, and other holdings in the portfolio like asset-backed securities and CMOs seem well positioned to show improved performance in the near term. All of this adds up to a more favorable environment for our shareholders.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

           FIRST            FIRST              FIRST
          AMERICAN         AMERICAN           AMERICAN                  LIPPER
       ADJ. RATE MORT.  ADJ. RATE MORT.   ADJ. RATE MORT.   LEHMAN    ADJUSTABLE
         SEC. FUND,        SEC. FUND,        SEC. FUND,      ARM     RATE MORTGAGE
          CLASS A      CLASS A ADJUSTED       CLASS Y       INDEX    FUNDS AVERAGE
          -------      ----------------       -------       -----    -------------
1/1992    $10,000          $ 9,750            $10,000      $10,000      $10,000
9/1992     10,616           10,351             10,616       10,410       10,340
9/1993     11,275           10,993             11,275       11,004       10,758
9/1994     10,839           10,568             10,839       11,045       10,867
9/1995     11,539           11,250             11,539       12,088       11,554
9/1996     12,297           11,989             12,297       12,873       12,268
9/1997     13,177           12,848             13,177       13,907       13,077
9/1998     13,910           13,562             13,914       14,779       13,699
9/1999     14,430           14,069             14,473       15,415       14,255

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                                           1 YEAR   3 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                                      3.74%    5.48%   5.89%       4.90%
--------------------------------------------------------------------------------
Class A adjusted                             1.14%    4.58%   5.35%       4.54%
--------------------------------------------------------------------------------
Class Y *                                    4.02%    5.58%   5.95%       4.94%
--------------------------------------------------------------------------------
Lehman ARM Index                             4.30%    6.19%   6.89%       5.81%
--------------------------------------------------------------------------------
Lipper Adjustable Rate Mortgage              4.06%    5.14%   5.56%       4.69%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the Class A shares is 1/30/92, and the inception date of the Class Y shares is 7/31/98. The performance reflected in the graph begins on 1/31/92. The performance reflected in the table begins on the inception date of Class A shares.

*The performance presented links the performance of Class A shares from inception on 1/30/92 to 7/31/98 with the performance of Class Y shares after its inception on 7/31/98. The since inception return for Class Y shares from 7/31/98, is 4.38%.

The performance presented is that of a predecessor fund, Piper Adjustable Rate Mortgage Securities Fund, which merged with First American Adjustable Rate Mortgage Securities Fund on 7/31/98.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                 6     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

BOND FUNDS
FIXED INCOME


INVESTMENT OBJECTIVE
      SEEKS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH LIMITED RISK TO CAPITAL FROM A PORTFOLIO OF U.S. GOVERNMENT AND INVESTMENT GRADE CORPORATE DEBT SECURITIES

The sharp increase in interest rates experienced through much of 1999 took its toll on the Fixed Income Fund during the fiscal year ended September 30, 1999. For the period, the fund's total return was -2.67%.

The fund was positioned a bit more defensively early in 1999, in anticipation of the interest rate hike. This meant focusing on bonds with a slightly shorter maturity as their prices are typically less affected by interest rate movements. Throughout the year, corporate bonds and mortgage-backed securities became much more attractive from a yield perspective than U.S. Treasury bonds. In light of that, greater emphasis was placed on non-Treasury securities, which seem to offer the best long-term opportunity for the fund.

With the dramatic rise in interest rates in recent months, it appears that the trend could top out in the near future. Given that, some changes were made to the portfolio in late summer that will position the fund to benefit from a more favorable interest rate environment.

As another fiscal year begins, we think there are many reasons for optimism in the bond market. Interest rate trends should be more favorable and the fund's increased emphasis on attractively-priced non-Treasury sectors creates the potential for positive results in the months ahead.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

                           FIRST
            FIRST         AMERICAN          FIRST        LEHMAN                      LIPPER
           AMERICAN     FIXED INCOME      AMERICAN     GOVERNMENT/    LEHMAN        CORPORATE
        FIXED INCOME    FUND, CLASS A   FIXED INCOME    CORPORATE    AGGREGATE     DEBT A-RATED
        FUND, CLASS A     ADJUSTED     FUND, CLASS Y   BOND INDEX    BOND INDEX   FUNDS AVERAGE
        -------------     --------     -------------   ----------    ----------   -------------
9/1989    $10,000         $ 9,575         $10,000        $10,000      $10,000        $10,000
9/1990     10,680          10,226          10,680         10,675       10,755         10,478
9/1991     12,138          11,622          12,138         12,369       12,475         12,202
9/1992     13,636          13,056          13,636         14,006       14,042         13,859
9/1993     14,890          14,257          14,890         15,611       15,443         15,422
9/1994     14,457          13,842          14,457         14,964       14,946         14,645
9/1995     16,304          15,611          16,316         17,112       17,048         16,674
9/1996     17,061          16,336          17,115         17,883       17,880         17,328
9/1997     18,470          17,685          18,577         19,598       19,622         18,997
9/1998     20,740          19,859          20,929         22,115       21,879         20,980
9/1999     20,186          19,328          20,418         21,757       21,798         20,520

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                                 1 YEAR   3 YEAR    5 YEAR  10 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                          -2.67%    5.77%     6.91%    7.28%       7.57%
--------------------------------------------------------------------------------
Class A adjusted                 -6.82%    4.24%     5.98%    6.82%       7.18%
--------------------------------------------------------------------------------
Class B                          -3.48%    4.96%     6.07%    -           5.73%
--------------------------------------------------------------------------------
Class B adjusted                 -8.03%    3.75%     5.76%    -           5.58%
--------------------------------------------------------------------------------
Class C                           -        -         -        -          -2.75%
--------------------------------------------------------------------------------
Class C adjusted                  -        -         -        -          -4.63%
--------------------------------------------------------------------------------
Class Y *                        -2.44%    6.06%     7.15%    7.40%       7.68%
--------------------------------------------------------------------------------
Lehman Gov't/Corp. Bond          -1.62%    6.75%     7.77%    8.08%       8.08%
--------------------------------------------------------------------------------
Lehman Aggregate Bond            -0.37%    6.82%     7.84%    8.10%       8.10%
--------------------------------------------------------------------------------
Lipper Corporate Debt A-Rtd.     -2.19%    5.79%     6.99%    7.65%       8.08%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the Class A shares is 12/22/87, the inception date of the Class B shares is 8/15/94, the inception date of the Class C shares is 2/1/99 and the inception date of the Class Y shares is 2/4/94. The 10-year performance reflected in the graph begins for Class A and Y on 9/30/89. The performance reflected in the table begins on the inception date of Class A shares and Class B shares begin on 8/15/94.

*The performance presented links the performance of Class A shares from inception on 12/22/87 to 2/4/94 with the performance of Class Y shares after its inception on 2/4/94. The since inception return for Class Y shares from 2/4/94, is 5.68%.

Previously, the fund used the Lehman Government/Corporate Bond Index as a benchmark. Going forward, the fund will use the Lehman Aggregate Bond Index as a comparison, because it is better suited to the fund's objective.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                 7     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

BOND FUNDS
INTERMEDIATE GOVERNMENT BOND


INVESTMENT OBJECTIVE
      SEEKS TO PROVIDE CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL FROM A HIGH-QUALITY PORTFOLIO OF U.S. GOVERNMENT SECURITIES

The generally more stable intermediate- and short-term segments of the bond market saw a dramatic rise in interest rates through much of 1999. That had a significant impact on Intermediate Government Bond Fund, which finished the fiscal year ended September 30, 1999, with a return of -0.08%.

The interest rate environment played havoc with the bond market as a whole. Throughout the year, the yield differential between U.S. Treasury securities and those issued by government agencies (such as GNMA and FNMA) widened. This made agency securities a far more attractive value as an investment. To take advantage of this, the fund's emphasis in agency securities was gradually expanded. They now make up in excess of half of the fund's portfolio, more than double the position held at the start of the fiscal year.

The fund's performance can be greatly affected by the maturity of our securities, and longer-duration holdings tend to be more adversely affected by rising interest rates. After the significant rate hike of recent months, the fund is positioned in a neutral way, a sign of our expectation that rates may both rise and fall a bit in the year ahead.

We're confident that over time, agency securities will be recognized for the value they currently offer in the market and will perform much better than they did through most of the previous fiscal year. Given that and the likelihood that interest rates will stabilize, we believe the fund is well positioned for the coming months.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

           FIRST            FIRST            FIRST         LEHMAN
          AMERICAN         AMERICAN         AMERICAN     INTERMEDIATE        LIPPER
        INTERM. GOVT.    INTERM. GOVT.    INTERM. GOVT.  GOVERNMENT    SHORT/INTERMEDIATE
         BOND FUND,        BOND FUND,      BOND FUND,       BOND        U.S. GOVERNMENT
          CLASS A      CLASS A ADJUSTED     CLASS Y         INDEX        FUNDS AVERAGE
          -------      ----------------     -------         -----        -------------
9/1989    $10,000          $ 9,750         $10,000         $10,000          $10,000
9/1990     10,804           10,534          10,804          10,858           10,856
9/1991     11,914           11,616          11,914          12,333           12,238
9/1992     12,971           12,647          12,971          13,868           13,560
9/1993     13,619           13,278          13,619          14,929           14,509
9/1994     13,465           13,128          13,465          14,705           14,156
9/1995     14,787           14,417          14,787          16,267           15,461
9/1996     15,504           15,117          15,488          17,096           16,168
9/1997     16,599           16,184          16,583          18,435           17,318
9/1998     18,304           17,846          18,270          20,387           18,753
9/1999     18,289           17,832          18,275          20,548           18,883

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                                1 YEAR    3 YEAR    5 YEAR   10 YEAR  INCEPTION
--------------------------------------------------------------------------------
Class A                           -0.08%    5.66%     6.32%    6.22%      6.39%
--------------------------------------------------------------------------------
Class A adjusted                  -2.59%    4.76%     5.78%    5.95%      6.16%
--------------------------------------------------------------------------------
Class Y *                         0.03%     5.67%     6.30%    6.21%      6.38%
--------------------------------------------------------------------------------
Lehman Int. Gov.'t Bond           0.79%     6.32%     6.92%    7.47%      7.46%
--------------------------------------------------------------------------------
Lipper Short Intermediate         0.69%     5.30%     5.94%    6.77%      6.96%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the Class A shares is 12/22/87, and the inception date of the Class Y shares is 2/4/94. The 10-year performance reflected in the graph begins on 9/30/89. The performance reflected in the table begins on the inception date of Class A shares.

*The performance presented links the performance of Class A shares from inception on 12/22/87 to 2/4/94 with the performance of Class Y shares after its inception on 2/4/94. The since inception return for Class Y shares from 2/4/94 is 5.24%.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                 8     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

BOND FUNDS
INTERMEDIATE TERM INCOME


INVESTMENT OBJECTIVE
      SEEKS TO PROVIDE CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL FROM A PORTFOLIO OF U.S. GOVERNMENT AND AGENCY SECURITIES AND CORPORATE DEBT SECURITIES

Even in a challenging environment where interest rates rose dramatically, Intermediate Term Income Fund generated a return of -0.20% for the fiscal year ended September 30, 1999.

After a positive start in late 1998, interest rates took a decided turn upward in 1999. Even rates on somewhat stable five-year Treasury notes rose by more than 1.5% in a matter of months. Early in 1999, the fund was positioned a bit more defensively in an effort to dampen the impact of increasing interest rates, which result in lower bond prices.

For much of the year, corporate bonds and mortgage-backed securities took the sharpest hits. As the investment value of these bonds became more attractive, a greater percentage of the portfolio was concentrated in non-U.S. Treasury sectors. It is likely that the market will soon recognize the inherent value in these bonds, which currently offer higher yields than Treasury securities.

There are plenty of reasons to be encouraged about the bond market in the months ahead. The dramatic rise in interest rates is likely to taper off. In anticipation of that, we've positioned the fund a bit more aggressively in order to take advantage of a more positive interest rate environment. That, combined with the attractive value of non-Treasury securities, offers positive momentum for the fund going forward.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

           FIRST            FIRST            FIRST         LEHMAN
          AMERICAN         AMERICAN         AMERICAN     INTERMEDIATE        LIPPER
        INTERM. TERM     INTERM. TERM     INTERM. TERM   GOVERNMENT/   SHORT/INTERMEDIATE
        INCOME FUND,     INCOME FUND,     INCOME FUND,    CORPORATE     INVESTMENT GRADE
          CLASS A      CLASS A ADJUSTED     CLASS Y         INDEX        DEBT FUNDS AVG.
          -------      ----------------     -------         -----        ---------------
12/1992   $10,000          $ 9,750          $10,000        $10,000          $10,000
 9/1993    10,673           10,406           10,673         10,860           10,777
 9/1994    10,562           10,298           10,562         10,680           10,585
 9/1995    11,672           11,380           11,672         11,883           11,585
 9/1996    12,329           12,021           12,329         12,493           12,159
 9/1997    13,216           12,885           13,190         13,517           13,059
 9/1998    14,583           14,219           14,544         14,926           14,099
 9/1999    14,554           14,190           14,536         15,020           14,261

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                                          1 YEAR    3 YEAR    5 YEAR  INCEPTION
--------------------------------------------------------------------------------
Class A                                   -0.20%     5.69%     6.62%      5.75%
--------------------------------------------------------------------------------
Class A adjusted                          -2.72%     4.81%     6.10%      5.35%
--------------------------------------------------------------------------------
Class Y *                                 -0.06%     5.64%     6.59%      5.73%
--------------------------------------------------------------------------------
Lehman Int. Gov't/Corp. Bond               0.63%     6.33%     7.06%      6.21%
--------------------------------------------------------------------------------
Lipper Short/Intermediate                  0.69%     5.30%     5.94%      6.96%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the Class A shares is 12/14/92, and the inception date of the Class Y shares is 2/4/94. The performance reflected in the graph begins on 12/31/92. The performance reflected in the table begins on the inception date of Class A shares.

*The performance presented links the performance of Class A shares from inception on 12/14/92 to 2/4/94 with the performance of Class Y shares after its inception on 2/4/94. The since inception return for Class Y shares from 2/4/94 is 5.53%

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                 9     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

BOND FUNDS
LIMITED TERM INCOME

INVESTMENT OBJECTIVE
      SEEKS TO PROVIDE CURRENT INCOME ALONG WITH A HIGH DEGREE OF PRINCIPAL STABILITY FROM A PORTFOLIO OF U.S. GOVERNMENT AND AGENCY SECURITIES AND CORPORATE DEBT SECURITIES

Through a difficult bond market environment, Limited Term Income Fund generated an exceptional return of 3.43% for the fiscal year ended September 30, 1999.

With interest rates climbing at a rapid clip, especially through most of 1999, the fund spent much of the year in a defensive mode. The fund was focused more on shorter-term securities, which typically are not as adversely affected as longer-term bonds.

While shorter-term securities may require a sacrifice in yield, the fund had an advantage in that many of its holdings paid a combination of principal and interest. These are asset-backed securities and collateralized mortgage obligations (CMOs). The cash they generated for the fund was then reinvested in newly-issued securities that, thanks to higher interest rates, offered more attractive yields.

The majority of the fund is invested in a combination of asset-backed securities, CMOs and corporate debt. Each of these segments currently provides attractive yields relative to U.S. Treasury securities. We expect that these non-Treasury securities will offer the greatest near term potential. This, combined with favorable interest rate trends, will likely prove beneficial for shareholders in the year ahead.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

           FIRST           FIRST           FIRST         LEHMAN
          AMERICAN        AMERICAN        AMERICAN     MF 1-3 YEAR   MERRILL LYNCH       LIPPER
        LIMITED TERM    LIMITED TERM    LIMITED TERM   GOVERNMENT/      1-YEAR      SHORT INVESTMENT
        INCOME FUND,    INCOME FUND,    INCOME FUND,    CORPORATE      TREASURY        GRADE DEBT
          CLASS A     CLASS A ADJUSTED    CLASS Y         INDEX          INDEX       FUNDS AVERAGE
          -------     ----------------    -------         -----          -----       --------------
12/1992   $10,000         $ 9,750         $10,000        $10,000         $10,000        $10,000
 9/1993    10,344          10,085          10,344         10,486          10,293         10,576
 9/1994    10,573          10,308          10,573         10,613          10,552         10,636
 9/1995    11,267          10,986          11,267         11,493          11,265         11,469
 9/1996    11,935          11,637          11,935         12,151          11,906         12,073
 9/1997    12,662          12,346          12,662         12,994          12,646         12,897
 9/1998    13,492          13,154          13,492         14,017          13,450         13,758
 9/1999    13,954          13,606          13,968         14,485          14,023         14,128

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                                      1 YEAR      3 YEAR     5 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                                3.43%       5.34%      5.71%       5.05%
--------------------------------------------------------------------------------
Class A adjusted                       0.82%       4.47%      5.18%       4.65%
--------------------------------------------------------------------------------
Class Y *                              3.53%       5.38%      5.73%       5.06%
--------------------------------------------------------------------------------
Lehman MF 1-3 Year Gov't/Corporate     3.34%       6.03%      6.41%       5.64%
--------------------------------------------------------------------------------
Merrill Lynch 1-Year U.S. Treasury     4.26%       5.61%      5.85%       5.14%
--------------------------------------------------------------------------------
Lipper Short Investment Grade Debt     2.69%       5.32%      5.79%       5.28%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the Class A shares is 12/14/92, and the inception date of the Class Y shares is 2/4/94. The performance reflected in the graph begins on 12/31/92. The performance reflected in the table begins on the inception date of Class A shares.

*The performance presented links the performance of Class A shares from inception on 12/14/92 to 2/4/94 with the performance of Class Y shares after its inception on 2/4/94. The since inception return for Class Y shares from 2/4/94 is 5.28%.

Previously, the fund used the Merrill Lynch 1-Year U.S. Treasury Index as a benchmark. Going forward, the fund will use the Lehman 1-3 Year
Government/Corporate Bond Index as a comparison, because it is better suited to the fund's objective.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                10     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

BOND FUNDS
STRATEGIC INCOME


INVESTMENT OBJECTIVE
      SEEKS A HIGH LEVEL OF CURRENT INCOME FROM A COMBINATION OF U.S. HIGH QUALITY, HIGH YIELD AND FOREIGN DEBT OBLIGATIONS

In a difficult period for high-quality U.S. bonds, the high-yield and global segments of Strategic Income Fund performed relatively well. As a result, the fund generated a return of 5.73% for the fiscal year ended September 30, 1999.

This fund is made up of three separate segments. One is focused on high-quality domestic bonds, one on lower-rated U.S. debt securities and the third on bonds issued from overseas markets.

Through most of 1999, performance in all three sectors of the fund has been somewhat volatile. High-quality bonds have generally been the weakest performers in the rising interest-rate environment.

In the fall of 1998, both the high-yield and global sectors were extremely undervalued due to significant problems with emerging market economies. Shortly after that, both of those sectors began to perform much better, as the global economic crisis subsided and economies in the U.S. and overseas stabilized.

Going forward, we expect interest rates to level off, creating an improved market for high-quality bonds. High-yield and global bonds also seem to offer attractive possibilities for the period ahead, barring any major economic problems.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

           FIRST           FIRST            FIRST
          AMERICAN       AMERICAN         AMERICAN
         STRATEGIC       STRATEGIC        STRATEGIC      LEHMAN       LIPPER
        INCOME FUND,    INCOME FUND,     INCOME FUND,  AGGREGATE   MULTI SECTOR
          CLASS A     CLASS A ADJUSTED     CLASS Y        BOND        INCOME
          -------     ----------------     -------        ----        ------
7/1998    $10,000          $9,575          $10,000       $10,000     $10,000
9/1998      9,411           9,011            9,415        10,401       9,603
9/1999      9,950           9,528            9,976        10,362       9,871

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                                                        1 YEAR        INCEPTION
--------------------------------------------------------------------------------
Class A                                                  5.73%           -0.66%
--------------------------------------------------------------------------------
Class A adjusted                                         1.25%           -4.21%
--------------------------------------------------------------------------------
Class B                                                  4.90%           -1.34%
--------------------------------------------------------------------------------
Class B adjusted                                         0.00%           -5.19%
--------------------------------------------------------------------------------
Class C                                                  -               -0.28%
--------------------------------------------------------------------------------
Class C adjusted                                         -               -2.26%
--------------------------------------------------------------------------------
Class Y                                                  5.96%           -0.45%
--------------------------------------------------------------------------------
Lehman Aggregate Bond                                   -0.37%            3.09%
--------------------------------------------------------------------------------
Lipper Multi Sector Income                               2.79%           -0.01%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the Class A, B and Y shares is 7/24/98 and the inception date of the Class C shares is 2/1/99. The performance reflected in the graph begins on 7/31/98.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                11     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                    THIS PAGE WAS INTENTIONALLY LEFT BLANK.


                                12     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

REPORT OF INDEPENDENT
AUDITORS     SEPTEMBER 30, 1999

       To the Shareholders and Board of Directors
       First American Investment Funds, Inc.

       We have audited the accompanying statements of net assets of the Adjustable Rate Mortgage Securities, Fixed Income, Intermediate Government Bond, Intermediate Term Income, Limited Term Income and Strategic Income Funds (certain funds constituting First American Investment Funds, Inc.) (the "Funds") as of September 30, 1999, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended September 30, 1998 and the financial highlights for the periods presented through September 30, 1998 were audited by other auditors whose report dated November 13, 1998 expressed an unqualified opinion on those statements and financial highlights.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed funds of First American Investment Funds, Inc. at September 30, 1999, and the results of their operations, changes in their net assets, and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                        /s/ Ernst & Young LLP


       Minneapolis, Minnesota
       November 2, 1999


                                13     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

ADJUSTABLE RATE MORTGAGE
SECURITIES FUND

DESCRIPTION                                      PAR (000)     VALUE (000)
--------------------------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED SECURITIES -- 88.3%
ADJUSTABLE RATE -- 78.9%
FHLMC Pool #N96388
    5.500%, 04/01/03 (A)                           $1,135       $   1,103
FHLMC Pool #350022
    7.000%, 11/01/16 (A)                            3,568           3,600
FHLMC Pool #350036
    7.250%, 01/01/17 (A)                              468             476
FHLMC Pool #785781
    6.481%, 02/01/27 (A)                            3,161           3,140
FHLMC Series 1364 Class-A
    5.890%, 09/15/07 (A)                            3,616           3,628
FNMA Pool #093872
    6.195%, 11/01/17 (A)                            4,089           4,138
FNMA Pool #102549
    6.863%, 01/01/20 (A)                              834             857
FNMA Pool #176370
    6.956%, 02/01/22 (A)                              689             706
FNMA Pool #238842
    6.946%, 03/01/28 (A)                            2,969           2,974
FNMA Pool #325073
    7.295%, 10/01/25 (A)                            2,625           2,656
FNMA Pool #415285
    5.782%, 02/01/28 (A)                            6,117           6,128
FNMA Pool #508522
    6.013%, 06/01/29 (A)                            2,993           2,931
FNMA Pool #605324
    6.835%, 06/01/18 (A)                              777             797
FNMA Pool #785730
    6.273%, 12/01/26 (A)                            2,516           2,500
FNMA Series 1993-65 Class-FC
    5.400%, 06/25/12 (A)                            5,500           5,444
FNMA Series 1993-170 Class-FC
    5.350%, 09/25/08 (A)                            1,000             984
FNMA Series 1994-12 Class-FB
    5.600%, 01/25/09 (A)                            1,684           1,673
FNMA Series 1994-30 Class-F
    5.600%, 06/25/23 (A)                            1,549           1,543
FNMA Series 1994-33 Class-FD
    5.500%, 03/25/09 (A)                            2,000           1,947
GNMA Pool #8006
    6.625%, 07/20/22 (A)                            3,397           3,438
GNMA Pool #8191
    6.375%, 05/20/23 (A)                            3,940           3,977
GNMA Pool #8445
    6.375%, 06/20/24 (A)                            3,615           3,658
GNMA Pool #8699
    6.625%, 09/20/25 (A)                            2,881           2,905
GNMA Pool #8747
    6.125%, 11/20/25 (A)                              452             455
GNMA Pool #8824
    6.625%, 08/20/21 (A)                            3,180           3,218
GNMA Pool #8847
    6.375%, 04/20/26 (A)                            2,731           2,745
GNMA Pool #8855
    6.125%, 10/20/21 (A)                            3,084           3,116
GNMA Pool #80106
    6.650%, 08/20/27 (A)                            1,584           1,596
GNMA Pool #80154
    6.625%, 01/20/28 (A)                            1,694           1,703
GNMA Pool #80184
    5.500%, 04/20/28 (A)                            1,765           1,752

ADJUSTABLE RATE MORTGAGE
SECURITIES FUND (CONTINUED)

DESCRIPTION                              PAR (000)/SHARES      VALUE (000)
--------------------------------------------------------------------------
GNMA Pool #80213
    5.500%, 07/20/28 (A)                          $ 4,042       $   4,048
                                                                ----------
                                                                   79,836
                                                                ----------
FIXED RATE -- 9.4%
FHLMC Pool #G10735
    7.500%, 09/01/12                                2,114           2,145
FHLMC Pool #G40274
    6.000%, 06/01/03                                2,655           2,626
GNMA Pool #80298
    5.000%, 07/20/29                                1,992           1,946
GNMA Pool #158777
    9.000%, 05/15/16                                  504             529
GNMA Pool #780081
    10.000%, 02/15/25                                 937           1,028
GNMA Pool #780398
    9.000%, 04/15/21                                1,201           1,272
                                                                ----------
                                                                    9,546
                                                                ----------

TOTAL U.S. AGENCY MORTGAGE-BACKED SECURITIES
    (Cost $89,604)                                                 89,382
                                                                ----------

PRIVATE MORTGAGE-BACKED SECURITIES -- 6.6%
ADJUSTABLE RATE -- 3.2%
CMC Securities II Series 1993-2H Class-A1
    6.950%, 09/25/23 (A)                            3,229           3,225
                                                                ----------
FIXED RATE -- 3.4%
Countrywide Mortgage-Backed
    Securities Series 1993-B Class-A4
    6.750%, 11/25/23                                1,463           1,446
Residential Funding Series 1999-S5 Class-A1
    6.000%, 02/25/29                                2,000           1,979
                                                                ----------
                                                                    3,425
                                                                ----------

TOTAL PRIVATE MORTGAGE-BACKED SECURITIES
    (Cost $6,759)                                                   6,650
                                                                ----------

ASSET-BACKED OBLIGATIONS -- 1.9%
HOME EQUITY -- 1.9%
EQCC Home Equity Loan Trust Series 1998-1 Class-A6F
    6.252%, 12/15/07                                2,000           1,948
                                                                ----------

TOTAL ASSET-BACKED OBLIGATIONS
    (Cost $2,022)                                                   1,948
                                                                ----------

RELATED PARTY MONEY MARKET FUND -- 4.0%
First American Prime Obligations Fund (B)       4,009,705           4,010
                                                                ----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $4,010)                                                   4,010
                                                                ----------

TOTAL INVESTMENTS -- 100.8%
    (Cost $102,395)                                               101,990
                                                                ----------
OTHER ASSETS AND LIABILITIES, NET -- (0.8%)                          (795)
                                                                ----------


                                14     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

ADJUSTABLE RATE MORTGAGE
SECURITIES FUND (CONCLUDED)

DESCRIPTION                                                    VALUE (000)
--------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class A ($.0001 par value -
    2 billion authorized) based on 12,509,625
    outstanding shares                                          $ 242,117
Portfolio Capital--Class Y ($.0001 par value -
    2 billion authorized) based on 61,543
    outstanding shares                                                502
Undistributed net investment income                                    98
Accumulated net realized loss on investments                     (141,117)
Net unrealized depreciation of investments                           (405)
                                                                ----------
NET ASSETS -- 100.0%                                            $ 101,195
                                                                ----------
Net asset value and redemption price
    per share--Class A                                          $    8.05

Maximum sales charge of 2.50% (C)                                    0.21
                                                                ----------
Offering price per share--Class A                               $    8.26
                                                                ----------
Net asset value, offering price, and
    redemption price per share--Class Y                         $    8.06
                                                                ----------

(A) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 1999.

(B) This money market fund is advised by U.S. Bank National Association who also serves as Advisor for this Fund. See also the notes to the financial statements.

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.50%.

FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association

The accompanying notes are an integral part of the financial statements.

FIXED INCOME FUND

DESCRIPTION                                      PAR (000)     VALUE (000)
--------------------------------------------------------------------------
CORPORATE BONDS -- 37.2%
CONSUMER GOODS -- 0.3%
Coca-Cola Enterprises
    6.700%, 10/15/36                              $ 3,500       $   3,486
                                                                ----------
ENERGY -- 3.1%
Consolidated Natural Gas
    7.250%, 10/01/04                               20,000          19,975
Dynegy
    6.875%, 07/15/02                               20,000          19,836
Enron
    7.125%, 05/15/07                                2,750           2,690
                                                                ----------
                                                                   42,501
                                                                ----------
FINANCE -- 18.3%
Associates
    5.800%, 04/20/04                               25,000          23,906
Bank America National Trust & Savings
    8.375%, 05/01/07                                   73              73
Bear Stearns
    6.150%, 03/02/04                               25,000          24,062
Chase Manhattan
    5.750%, 04/15/04                               25,775          24,616
Cigna
    7.400%, 01/15/03                               10,726          10,728
CIT Group Holdings
    6.200%, 10/20/00                               29,100          29,028
General Electric Capital
    6.650%, 09/03/02                               30,000          30,150
Goldman Sachs
    6.650%, 05/15/09                               15,000          14,269
Green Tree Financial
    6.600%, 01/15/19                               18,000          18,028
Household Finance
    7.200%, 07/15/06                               15,000          14,925
Lehman Brothers Holdings,
    Mandatory Put @ 100
    7.500%, 08/01/26 (C)                            3,000           3,031
Money Store
    7.300%, 12/01/02                               41,795          42,228
Norwest
    6.550%, 12/01/06                               17,000          16,486
Salomon Smith Barney
    5.980%, 03/26/01                                3,750           3,721
                                                                ----------
                                                                  255,251
                                                                ----------
MANUFACTURING -- 10.4%
Boeing
    7.250%, 06/15/25                               20,000          19,359
Ford Motor Credit
    7.750%, 03/15/05                               20,000          20,725
    7.450%, 07/16/31                               10,000           9,876
General Motors Acceptance
    6.150%, 04/05/07                               34,200          32,405
Honeywell
    7.000%, 03/15/07                               15,000          15,000
International Business Machines
    7.250%, 11/01/02                               10,000          10,225
PPG Industries
    7.400%, 08/15/19                               18,000          17,810
Xerox Cap Europe
    5.750%, 05/15/02                               20,000          19,529
                                                                ----------
                                                                  144,929
                                                                ----------


                                15     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                      PAR (000)     VALUE (000)
--------------------------------------------------------------------------
SERVICES -- 1.5%
Hertz
    6.250%, 03/15/09                              $22,500       $  20,772
Time Warner
    8.875%, 10/01/12                                   25              28
                                                                ----------
                                                                   20,800
                                                                ----------
TRANSPORTATION -- 0.8%
Conrail
    6.760%, 05/25/15                                  874             858
Continental Airlines
    7.056%, 09/15/09                               10,000           9,686
Norfolk Southern
    7.050%, 05/01/37                                  150             149
                                                                ----------
                                                                   10,693
                                                                ----------
UTILITIES -- 2.1%
Alltel
    6.750%, 09/15/05                               10,000           9,786
AT&T
    5.625%, 03/15/04                               20,000          19,167
                                                                ----------
                                                                   28,953
                                                                ----------
OTHER -- 0.7%
Hydro-Quebec
    9.400%, 02/01/21                                   69              83
Quebec Province Yankee
    7.000%, 01/30/07                               10,000          10,042
                                                                ----------
                                                                   10,125
                                                                ----------

TOTAL CORPORATE BONDS
    (Cost $528,969)                                               516,738
                                                                ----------

U.S. AGENCY MORTGAGE-BACKED SECURITIES -- 28.9%
FIXED RATE -- 27.5%
FHLMC Series 51 Class-VA
    7.000%, 04/17/06                               10,870          10,950
FHLMC Series 163 Class-F
    6.000%, 07/15/21                                3,037           2,940
FHLMC Series 1638 Class-E
    6.250%, 04/15/23                                5,000           4,862
FHLMC Series 1643 Class- PK
    6.500%, 12/15/23                                5,439           5,030
FHLMC Series 1648 Class-LA
    6.000%, 05/15/23                                4,695           4,109
FHLMC Series 1699 Class-TD
    6.000%, 03/15/24                               10,000           8,999
FHLMC Series 1723 Class-PJ
    7.000%, 02/15/24                                7,133           7,037
FHLMC Series 2115 Class-BJ
    6.000%, 03/15/28                                5,020           4,525
FHLMC Pool #A00894
    9.500%, 06/01/21                                2,020           2,154
FHLMC Pool #A01608
    10.000%, 12/01/19                               2,015           2,178
FHLMC Pool #C00029
    9.000%, 03/01/21                                  820             863
FHLMC Pool #C00434
    7.000%, 11/01/25                                1,762           1,733
FHLMC Pool #C80378
    6.500%, 01/01/26                                  698             672

FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                      PAR (000)     VALUE (000)
--------------------------------------------------------------------------
FHLMC Pool #C80379
    7.000%, 02/01/26                              $    57       $      56
FHLMC Pool #C80433
    6.500%, 08/01/26                                3,267           3,141
FHLMC Pool #D65198
    6.500%, 11/01/25                                1,745           1,681
FHLMC Pool #D65792
    6.500%, 11/01/25                                   69              67
FHLMC Pool #D66778
    6.500%, 01/01/26                                1,803           1,734
FHLMC Pool #D69184
    6.500%, 03/01/26                                   84              81
FHLMC Pool #D69402
    6.500%, 03/01/26                                  402             387
FHLMC Pool #D69965
    6.500%, 04/01/26                                  944             908
FHLMC Pool #D70119
    6.500%, 04/01/26                                1,790           1,721
FHLMC Pool #D70229
    6.500%, 04/01/26                                  552             531
FHLMC Pool #D70722
    6.500%, 04/01/26                                2,369           2,278
FHLMC Pool #D70890
    6.500%, 04/01/26                                5,613           5,396
FHLMC Pool #D71415
    6.500%, 05/01/26                                3,674           3,532
FHLMC Pool #E00505
    6.500%, 09/01/12                                  143             140
FHLMC Pool #E20194
    7.000%, 09/01/10                                5,733           5,739
FHLMC Pool #E59943
    7.500%, 11/01/09                                  471             479
FHLMC Pool #E61199
    7.000%, 09/01/10                                  830             831
FHLMC Pool #E61265
    7.000%, 09/01/10                                2,710           2,713
FHLMC Pool #G00445
    6.500%, 02/01/26                                2,604           2,503
FHLMC Pool #G10268
    7.500%, 10/01/09                                1,002           1,017
FHLMC Pool #G10308
    7.500%, 12/01/09                                1,329           1,350
FHLMC Pool #G10373
    7.000%, 08/01/10                                1,122           1,123
FHLMC Pool #l90187
    6.000%, 10/01/00                                   16              17
FNMA Series 1992 Class-169-J
    6.500%, 03/25/21                                7,398           7,371
FNMA Series 1996 Class-23
    6.500%, 07/25/26                                4,250           3,925
FNMA Series 1996 Class-53-PG
    6.500%, 12/18/11                                3,000           2,949
FNMA Series 1997 Class-1A-B
    6.500%, 02/18/04                                6,370           6,333
FNMA Series 1998 Class-M1-A2
    6.250%, 01/25/08                                7,500           7,230
FNMA Series 1999 Class-1-PG
    6.500%, 04/25/28                               15,343          14,229
FNMA Pool #100042
    11.000%, 10/15/20                                 649             729
FNMA Pool #124654
    7.000%, 12/01/07                                3,168           3,173


                                16     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

DESCRIPTION                                      PAR (000)     VALUE (000)
--------------------------------------------------------------------------
FNMA Pool #125224
    6.500%, 08/01/23                              $ 5,502       $   5,310
FNMA Pool #198657
    7.000%, 01/01/08                                  398             399
FNMA Pool #238589
    6.000%, 10/01/23                                  654             616
FNMA Pool #250055
    7.000%, 05/01/09                                1,352           1,353
FNMA Pool #250113
    9.000%, 07/01/24                                  309             325
FNMA Pool #250359
    7.000%, 10/01/25                                3,452           3,394
FNMA Pool #250551
    7.000%, 05/01/26                                9,088           8,935
FNMA Pool #250554
    6.500%, 05/01/11                                9,100           8,958
FNMA Pool #252570
    6.500%, 07/01/29                               17,241          16,530
FNMA Pool #290144
    7.000%, 07/01/09                                   33              34
FNMA Pool #303483
    6.500%, 08/01/02                                   16              17
FNMA Pool #303675
    10.000%, 10/01/17                                 315             341
FNMA Pool #303850
    6.500%, 04/01/11                                1,739           1,712
FNMA Pool #326129
    6.500%, 09/01/25                                2,860           2,753
FNMA Pool #328160
    6.500%, 12/01/25                                   60              58
FNMA Pool #340798
    7.000%, 04/01/26                                9,536           9,376
FNMA Pool #341863
    6.500%, 04/01/11                                1,246           1,225
FNMA Pool #342397
    6.500%, 04/01/11                                2,995           2,949
FNMA Pool #343468
    6.500%, 04/01/11                                2,959           2,914
FNMA Pool #353997
    6.500%, 07/01/26                                3,622           3,480
FNMA Pool #361764
    7.500%, 10/01/26                                2,856           2,866
FNMA Pool #361777
    7.500%, 10/01/26                                2,697           2,706
FNMA Pool #362480
    7.500%, 10/01/26                                2,077           2,085
FNMA Pool #397381
    7.500%, 08/01/17                                   75              77
FNMA Pool #397835
    6.500%, 09/01/12                                   64              63
FNMA Pool #419258
    6.000%, 04/01/13                                2,602           2,504
FNMA Pool #421576
    6.000%, 04/01/13                                2,548           2,451
FNMA Pool #422699
    6.000%, 04/01/13                                1,802           1,734
FNMA Pool #440780
    5.500%, 02/01/14                               29,263          27,590
FNMA Pool #456276
    6.000%, 12/01/28                               27,726          25,866
FNMA Pool #493914
    6.500%, 04/01/29                                   97              94

FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                      PAR (000)     VALUE (000)
--------------------------------------------------------------------------
FNMA Pool #496026
    6.000%, 01/01/29                              $16,361       $  15,252
FNMA (TBA)
    6.000%, 01/15/14 (A)                           19,500          18,744
    7.500%, 09/01/29 (A)                           24,000          24,052
GNMA Pool #8259
    6.625%, 08/20/23                                   25              25
GNMA Pool #455516
    7.500%, 09/15/27                                   80              81
GNMA Pool #036899
    10.000%, 01/15/10                                 627             685
GNMA Pool #364972
    7.000%, 03/15/09                                  961             964
GNMA Pool #389939
    7.000%, 03/15/09                                1,129           1,132
GNMA Pool #405482
    9.000%, 08/15/25                                1,162           1,219
GNMA Pool #413130
    7.000%, 09/15/25                                   54              54
GNMA Pool #443774
    7.500%, 12/15/27                                  160             161
GNMA Pool #488997
    7.000%, 04/15/29                                3,983           3,907
GNMA Pool #497638
    6.000%, 02/15/29                               19,754          18,334
GNMA Pool #506455
    7.000%, 04/15/29                                4,688           4,600
GNMA Pool #506480
    7.000%, 04/15/29                                5,878           5,766
GNMA Pool #506639
    7.000%, 04/15/29                                5,202           5,103
GNMA Pool #780295
    7.000%, 12/15/10                                4,229           4,235
GNMA Pool #780398
    9.000%, 04/15/21                                   40              42
                                                                ----------
                                                                  382,487
                                                                ----------
Z-BONDS (B) -- 1.4%
FHLMC Series 1665 Class-KZ
    6.500%, 01/15/24                                8,352           7,738
FHLMC Series 1677 Class-Z
    7.619%, 07/15/23                                4,554           4,528
FNMA Series 1993 Class-160-ZA
    6.764%, 09/25/23                                   18              18
    6.764%, 09/25/23                                1,034             963
FNMA Series 1996 Class-35-Z
    7.629%, 07/25/26                                7,440           6,914
                                                                ----------
                                                                   20,161
                                                                ----------

TOTAL U.S. AGENCY MORTGAGE-BACKED SECURITIES
    (Cost $406,757)                                               402,648
                                                                ----------

U.S. GOVERNMENT & AGENCY SECURITIES -- 24.3%
U.S. AGENCY DEBENTURES -- 6.8%
FHLMC
    5.000%, 02/15/01                               50,000          49,391
    5.950%, 01/19/06                               30,000          28,975
    5.750%, 04/15/08                                2,000           1,877
FNMA
    5.625%, 03/15/01                               15,000          14,928
                                                                ----------
                                                                   95,171
                                                                ----------


                                17     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                      PAR (000)     VALUE (000)
--------------------------------------------------------------------------
U.S. TREASURIES -- 17.5%
U.S. Treasury Bonds
    7.125%, 02/15/23                              $50,000       $  54,262
    6.875%, 08/15/25                               50,000          53,079
U.S. Treasury Notes
    5.625%, 11/30/00                               25,000          25,024
    6.500%, 10/15/06                               85,000          86,914
U.S. Treasury Notes (TIPS)
    3.875%, 04/15/29                               25,367          24,503
                                                                ----------
                                                                  243,782
                                                                ----------

TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
    (Cost $351,107)                                               338,953
                                                                ----------
ASSET-BACKED SECURITIES -- 6.6%
CREDIT CARDS -- 1.5%
Citibank Credit Card Master Trust
    Series 1997-7 Class A
    6.350%, 08/15/02                                  100             100
Sears Credit Account Master Trust
    Series 1992-2 Class A
    6.350%, 02/15/07                               20,000          20,003
                                                                ----------
                                                                   20,103
                                                                ----------
HOME EQUITY -- 5.1%
Asset Securitization Series 1996-MD6
    Class A1B
    6.880%, 11/13/26                               41,540          41,493
J.P. Morgan Commercial Mortgage
    Finance Series 1995 Class C1-B
    7.633%, 07/25/10 (D)                           10,329          10,514
Merrill Lynch Mortgage Series 1995
    Class C3-A3
    7.060%, 12/26/25 (D)                            9,835           9,829
Merrill Lynch Mortgage Investors
    Series 1993 Class A4-C
    6.381%, 03/15/18 (D)                            6,000           6,122
Nomura Asset Securities Series 1996
    Class-MD5 A1B
    7.120%, 04/13/36                                3,400           3,376
                                                                ----------
                                                                   71,334
                                                                ----------

TOTAL ASSET-BACKED SECURITIES
    (Cost $92,671)                                                 91,437
                                                                ----------
PRIVATE MORTGAGE-BACKED SECURITIES -- 2.3%
ADJUSTABLE RATE -- 0.4%
Prudential Home Mortgage Securities
    Series 1994 Class-28-M
    6.723%, 09/25/01 (D)                            5,635           5,654
                                                                ----------
FIXED RATE -- 1.0%
Countrywide Mortgage-Backed
    Securities Series 1994 Class-GA3
    6.500%, 04/25/24                                2,380           2,356
Drexel Burnham Lambert Trust S-2
    9.000%, 08/01/18                                  252             264
General Electric Capital Mortgage
    Series 1994 Class-17 A6
    7.000%, 05/25/24                                7,000           6,904
General Electric Capital Mortgage
    Series 1994 Class-17 A7
    7.000%, 05/25/24                                5,179           4,878
                                                                ----------
                                                                   14,402
                                                                ----------

FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                      PAR (000)     VALUE (000)
--------------------------------------------------------------------------
Z-BONDS (B) -- 0.9%
Vendee Mortgage Trust Series 1996 Class-1Z
    6.698%, 02/15/26                              $13,215       $  12,612
                                                                ----------

TOTAL PRIVATE MORTGAGE-BACKED SECURITIES
    (Cost $30,276)                                                 32,668
                                                                ----------

RELATED PARTY MONEY MARKET FUND -- 2.4%
First American Prime Obligations
    Fund (E)                                   33,989,780          33,990
                                                                ----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $33,990)                                                 33,990
                                                                ----------

TOTAL INVESTMENTS -- 101.7%
    (Cost $1,443,770)                                           1,416,434
                                                                ----------
OTHER ASSETS AND LABILITIES, NET -- (1.7%) (F)                    (24,043)
                                                                ----------

NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
    2 billion authorized) based on
    12,875,689 outstanding shares                                 227,900
Portfolio Capital--Class B ($.0001 par value--
    2 billion authorized) based on 1,383,121
    outstanding shares                                             15,160
Portfolio Capital--Class C ($.0001 par value--
    2 billion authorized) based on 67,641
    outstanding shares                                                735
Portfolio Capital--Class Y ($.0001 par value--
    2 billion authorized) based on 116,450,017
    outstanding shares                                          1,266,884
Undistributed net investment income                                   528
Accumulated net realized loss on investments                      (91,480)
Net unrealized depreciation of investments                        (27,336)
                                                               -----------
NET ASSETS -- 100.0%                                           $1,392,391
                                                               -----------
Net asset value and redemption
    price per share--Class A                                   $    10.65

Maximum sales charge of 4.25% (G)                                    0.47
                                                               -----------
Offering price per share--Class A                              $    11.12
                                                               -----------
Net asset value and offering
    price per share--Class B (H)                               $    10.58
                                                               -----------
Net asset value price per share--Class C (I)                   $    10.64

Maximum sales charge of 1.00% (J)                                    0.11
                                                               -----------
Offering price per share--Class C                              $    10.75
                                                               -----------
Net asset value, offering price, and
    redemption price per share--Class Y                        $    10.65
                                                               -----------


                                18     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

FIXED INCOME FUND (CONCLUDED)

DESCRIPTION
--------------------------------------------------------------------------
(A) On September 30, 1999, the total cost of investments purchased on a when-issued basis was $42,384,844.

(B) Z-Bond--Represents securities that pay no interest or principal during their initial accrual periods, but accrue additional principal at specified rates. Interest rate disclosed represents current yield based upon the cost basis and estimate of future cash flows.

(C) Mandatory Put Security--the mandatory put date is shown as the maturity date in the Statement of Net Assets.

(D) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 1999.

(E) This money market fund is advised by U.S. Bank National Association who also serves as Advisor for this Fund. See also the notes to the financial statements.

(F) Other assets and liabilities representing greater than five percent of total net assets include the following (000):

      Cash collateral received for securities lending    $565,329
      Payable upon return of securities on loan         ($565,329)
      Payable for securities purchased                  ($ 88,025)

(G) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.25%

(H) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(I) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(J) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
TBA--To Be Announced
TIPS--Treasury Inflation Protection Security

The accompanying notes are an integral part of the financial statements.

INTERMEDIATE GOVERNMENT BOND FUND

DESCRIPTION                              PAR (000)/SHARES      VALUE (000)
--------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 98.4%
U.S. AGENCY DEBENTURES -- 58.5%
FFCB
    5.600%, 01/14/03                              $ 3,600       $   3,513
    5.625%, 09/02/03                                2,000           1,948
    6.100%, 11/04/04                                6,350           6,259
FHLB
    5.260%, 05/26/00                                5,000           4,989
    5.970%, 12/11/00                                3,000           3,004
    5.620%, 01/12/01                                5,000           4,975
    5.125%, 04/17/01                                5,000           4,937
    7.440%, 08/10/01                                1,000           1,025
    5.875%, 08/15/01                                5,000           4,986
    5.995%, 11/21/01                                7,000           6,989
    6.030%, 11/26/02                                3,750           3,725
    6.050%, 12/03/02                                2,500           2,485
    5.930%, 03/07/03                                1,000             985
    5.785%, 03/17/03                                9,000           8,835
    5.125%, 09/15/03                                5,000           4,786
    6.030%, 12/23/04                                2,500           2,456
    5.810%, 01/21/05                                3,755           3,649
    6.060%, 05/24/06                                5,000           4,855
    6.090%, 06/02/06                                5,000           4,856
    5.540%, 01/08/09                                5,500           5,045
TVA
    6.000%, 11/01/00                                5,000           5,007
    6.000%, 09/24/02                                5,000           4,969
    6.375%, 06/15/05                                5,000           4,900
                                                                ----------
                                                                   99,178
                                                                ----------
U.S. TREASURIES -- 39.9%
U.S. Treasury Bond
    11.625%, 11/15/02                               5,000           5,811
U.S. Treasury Notes
    7.750%, 11/30/99                                2,500           2,511
    7.875%, 08/15/01                                9,000           9,347
    7.500%, 11/15/01                                9,000           9,322
    6.500%, 05/31/02                                2,000           2,037
    7.250%, 05/15/04                               12,100          12,758
    7.875%, 11/15/04                                8,000           8,671
    6.500%, 08/15/05                                8,500           8,702
    7.000%, 07/15/06                                8,000           8,399
                                                                ----------
                                                                   67,558
                                                                ----------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
    (Cost $166,839)                                               166,736
                                                                ----------

RELATED PARTY MONEY MARKET FUND -- 0.1%
First American Government Obligations
    Fund (A)                                      197,150             197
                                                                ----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $197)                                                       197
                                                                ----------

TOTAL INVESTMENTS -- 98.5%
    (Cost $167,036)                                               166,933
                                                                ----------
OTHER ASSETS AND LIABILITIES, NET -- 1.5%                           2,580
                                                                ----------


                                19     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

INTERMEDIATE GOVERNMENT BOND FUND
(CONCLUDED)

DESCRIPTION                                                    VALUE (000)
--------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 597,812 outstanding shares                         $   5,615
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 17,930,970 outstanding shares                        162,263
Undistributed net investment income                                     6
Accumulated net realized gain on investments                        1,732
Net unrealized depreciation of investments                           (103)
                                                                ----------
NET ASSETS -- 100.0%                                            $ 169,513
                                                                ----------
Net asset value and redemption
    price per share--Class A                                    $    9.16

Maximum sales charge of 2.50% (B)                                    0.23
                                                                ----------
Offering price per share--Class A                               $    9.39
                                                                ----------
Net asset value, offering price, and redemption
    price per share--Class Y                                    $    9.15
                                                                ----------

(A) This money market fund is advised by U.S. Bank National Association who also serves as Advisor for this Fund. See also the notes to the financial statements.

(B) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.50%.

FFCB--Federal Farm Credit Bank
FHLB--Federal Home Loan Bank
TVA--Tennessee Valley Authority

The accompanying notes are an integral part of the financial statements.

INTERMEDIATE TERM INCOME FUND

DESCRIPTION                                      PAR (000)     VALUE (000)
--------------------------------------------------------------------------
CORPORATE BONDS -- 38.7%
CONSUMER GOODS -- 1.7%
Coca-Cola Enterprises
    6.700%, 10/15/36                              $ 2,000       $   1,992
Dayton Hudson Corp
    5.875%, 11/01/08                                5,000           4,607
                                                                ----------
                                                                    6,599
                                                                ----------
ENERGY -- 3.5%
Conoco
    5.900%, 04/15/04                                6,500           6,273
Dynegy
    6.875%, 07/15/02                                5,000           4,959
Occidental Petroleum
    6.410%, 11/30/00                                1,000             996
Union Oil of California
    8.750%, 08/15/01                                1,000           1,033
                                                                ----------
                                                                   13,261
                                                                ----------
FINANCE -- 21.0%
American Express
    6.500%, 08/01/00                                1,000           1,003
Associates
    5.800%, 04/20/04                                5,000           4,781
Bear Stearns, Series B
    6.238%, 10/03/00                               13,000          12,981
Chase Manhattan
    5.750%, 04/15/04                               10,000           9,551
Cigna
    7.400%, 01/15/03                                3,075           3,076
CIT Group Holdings
    6.200%, 10/20/00                               12,725          12,693
First Chicago
    7.625%, 01/15/03                                5,000           5,113
General Motors Acceptance
    6.150%, 04/05/07                               10,000           9,475
Lehman Brothers Holdings,
    Mandatory Put @ 100
    7.500%, 08/01/26 (B)                            2,000           2,021
Metropolitan Life Insurance
    6.300%, 11/01/03 (C)                           15,145          14,788
Morgan Stanley Group
    8.100%, 06/24/02                                1,000           1,032
Nordstrom Credit
    6.700%, 07/01/05                                1,000             988
Safeco
    7.875%, 04/01/05                                1,000           1,018
Salomon Smith Barney Holdings
    7.000%, 03/15/04                                2,000           1,998
                                                                ----------
                                                                   80,518
                                                                ----------


                                20     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

INTERMEDIATE TERM INCOME FUND
(CONTINUED)

DESCRIPTION                                      PAR (000)     VALUE (000)
--------------------------------------------------------------------------
MANUFACTURING -- 10.4%
Ford Motor Credit
    6.250%, 11/08/00                              $13,200       $  13,190
    7.000%, 09/25/01                                2,000           2,014
Honeywell
    7.000%, 03/15/07                                5,000           5,000
McDonnell Douglas
    6.875%, 11/01/06                               10,000          10,013
Xerox Cap Europe
    5.750%, 05/15/02                               10,000           9,764
                                                                ----------
                                                                   39,981
                                                                ----------
SERVICES -- 0.5%
Hertz
    6.300%, 11/15/06                                2,000           1,968
                                                                ----------
TRANSPORTATION -- 0.9%
Continental Airlines
    7.056%, 09/15/09                                3,500           3,390
                                                                ----------
OTHER -- 0.7%
Hydro-Quebec
    9.400%, 02/01/21                                2,300           2,766
                                                                ----------

TOTAL CORPORATE BONDS
    (Cost $150,407)                                               148,483
                                                                ----------

U.S. GOVERNMENT & AGENCY SECURITIES -- 34.0%
U.S. AGENCY DEBENTURES -- 9.0%
FHLB
    5.985%, 11/26/02                                2,175           2,158
FHLMC
    5.000%, 02/15/01                               20,000          19,756
    5.950%, 01/19/06                               11,000          10,624
FNMA
    6.180%, 03/15/01                                1,000           1,002
    6.160%, 04/03/01                                1,000           1,002
                                                                ----------
                                                                   34,542
                                                                ----------
U.S. TREASURIES -- 25.0%
U.S. Treasury Notes
    6.250%, 10/31/01                               15,000          15,168
    6.250%, 02/15/03                               33,000          33,430
    6.875%, 05/15/06                               10,000          10,442
    6.500%, 10/15/06                               19,000          19,428
    6.125%, 08/15/07                               15,000          15,016
U.S. Treasury STRIPS
    5.460%, 05/15/08 (A)                            3,720           2,175
                                                                ----------
                                                                   95,659
                                                                ----------

TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
    (Cost $133,252)                                               130,201
                                                                ----------

ASSET-BACKED SECURITIES -- 17.0%
CREDIT CARDS -- 2.3%
Circuit City Credit Card Master Trust
    Series 1995-1 Class A
    6.375%, 08/15/05                                6,670           6,689
Citibank Credit Card Master Trust
    Series 1997-7 Class A
    6.350%, 08/15/02                                2,000           2,007
                                                                ----------
                                                                    8,696
                                                                ----------

INTERMEDIATE TERM INCOME FUND
(CONTINUED)

DESCRIPTION                                      PAR (000)     VALUE (000)
--------------------------------------------------------------------------
HOME EQUITY -- 14.7%
American Southwest Financial Securities
    Series 1995-C1 Class A1B
    7.400%, 11/17/04                              $ 9,045       $   9,162
Asset Securitization Series 1996-MD6
    Class A1B
    6.880%, 11/13/26                               18,400          18,379
Equicredit Home Equity Loan Trust
    Series 1994-2 Class A2
    7.350%, 06/15/14                                  780             785
Merrill Lynch Mortgage Series 1995
    Class C3-A3
    7.060%, 12/26/25 (D)                           18,725          18,713
New Century Home Equity Loan Trust
    Series 1997-NC6 Class A3
    6.590%, 12/25/19                                9,200           9,187
                                                                ----------
                                                                   56,226
                                                                ----------

TOTAL ASSET-BACKED SECURITIES
    (Cost $65,773)                                                 64,922
                                                                ----------

U.S. AGENCY MORTGAGE-BACKED SECURITIES -- 8.6%
FIXED RATE -- 8.6%
FHLMC Pool #E20194
    7.000%, 09/01/10                                1,215           1,216
FHLMC Series 1606 Class-H
    6.000%, 11/15/08                                5,085           4,900
FHLMC Series 1659 Class-TN
    5.500%, 01/15/01                                  616             613
FHLMC Series 1902 Class C
    7.000%, 05/15/03                                2,061           2,080
FNMA Pool #050145
    10.000%, 11/01/18                                 977           1,057
FNMA Pool #050776
    6.000%, 08/01/08                                1,069           1,039
FNMA Pool #250387
    7.000%, 11/01/10                                1,189           1,189
FNMA Pool #303357
    7.000%, 06/01/10                                  328             329
FNMA Pool #303753
    9.000%, 12/01/20                                1,050           1,097
FNMA Pool #341727
    9.500%, 06/01/21                                  937             997
FNMA Pool #440780
    5.500%, 02/01/14                                8,574           8,085
FNMA Series 1993-55 Class-J
    6.500%, 11/25/07                                1,000             995
FNMA Series 1996-57 Class-E
    7.000%, 06/25/03                                1,843           1,857
GNMA Pool #002007
    9.000%, 05/20/25                                  539             566
GNMA Pool #002038
    8.500%, 07/20/25                                  912             949
GMNA Pool #312046
    9.000%, 08/15/21                                1,398           1,475
GNMA Pool #497638
    6.000%, 02/15/29                                4,933           4,579
                                                                ----------
                                                                   33,023
                                                                ----------

TOTAL U.S. AGENCY MORTGAGE-BACKED SECURITIES
    (Cost $33,577)                                                 33,023
                                                                ----------


                                21     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

INTERMEDIATE TERM INCOME FUND
(CONTINUED)

DESCRIPTION                              PAR (000)/SHARES      VALUE (000)
--------------------------------------------------------------------------
PRIVATE MORTGAGE-BACKED SECURITIES -- 0.6%
FIXED RATE -- 0.0%
Drexel Burnham Lambert CMO Trust S-2
    9.000%, 08/01/18                              $    28       $      30
                                                                ----------
ADJUSTABLE RATE -- 0.6%
Prudential Home Mortgage Securities
    Series 1994 Class-28-M
    6.723%, 09/25/01 (D)                            2,145           2,153
                                                                ----------

TOTAL PRIVATE MORTGAGE-BACKED SECURITIES
    (Cost $2,158)                                                   2,183
                                                                ----------

RELATED PARTY MONEY MARKET FUND -- 0.1%
First American Prime Obligations Fund (E)         542,955             543
                                                                ----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $543)                                                       543
                                                                ----------

TOTAL INVESTMENTS -- 99.0%
    (Cost $385,710)                                               379,355
                                                                ----------
OTHER ASSETS AND LIABILITIES, NET (F) -- 1.0%                       3,874
                                                                ----------

NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
    2 billion authorized) based on 3,506,994
    outstanding shares                                             48,752
Portfolio Capital--Class Y ($.0001 par value--
    2 billion authorized) based on 35,692,781
    outstanding shares                                            352,602
Undistributed net investment income                                   242
Accumulated net realized loss on investments                      (12,012)
Net unrealized depreciation of investments                         (6,355)
                                                                ----------
NET ASSETS -- 100.0%                                            $ 383,229
                                                                ----------
Net asset value and redemption
    price per share--Class A                                    $    9.80

Maximum sales charge of 2.50% (G)                                    0.25
                                                                ----------
Offering price per share--Class A                               $   10.05
                                                                ----------
Net asset value, offering price, and redemption
    price per share--Class Y                                    $    9.77
                                                                ----------

INTERMEDIATE TERM INCOME FUND
(CONCLUDED)

DESCRIPTION
--------------------------------------------------------------------------
(A) The rate shown is the effective yield at date of purchase.

(B) Mandatory Put Security--the mandatory put date is shown as the maturity on the Statement of Net Assets.

(C) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(D) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 1999.

(E) This money market fund is advised by U.S. Bank National Association who also serves as Advisor for this Fund. See also the notes to the financial statements.

(F) Other assets and liabilities representing greater than five percent of the total net assets include the following amounts (000):

      Cash collateral received for securities on loan    $153,567
      Payable upon receipt of securities on loan        ($153,567)

(G) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.50%.

CMO--Collateralized Mortgage Obligation
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
STRIPS--Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of the financial statements.


                                22     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

LIMITED TERM INCOME FUND

DESCRIPTION                                      PAR (000)     VALUE (000)
--------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 40.2%
FINANCE -- 29.7%
American Express
    6.500%, 08/01/00                              $ 3,000       $   3,010
Associates of North America
    5.850%, 01/15/01                                5,000           4,966
Bear Stearns, Series B
    6.238%, 10/03/00                                7,500           7,489
CIT Group Holdings
    6.250%, 03/28/01                                2,500           2,485
Commercial Credit
    5.550%, 02/15/01                                4,500           4,445
General Electric
    5.760%, 04/24/00                                2,000           1,999
Lehman Brothers Holdings
    6.900%, 03/30/01                                5,000           4,997
Salomon Smith Barney
    5.980%, 03/26/01                                7,750           7,689
                                                                ----------
                                                                   37,080
                                                                ----------
MANUFACTURING -- 8.1%
Ford Credit Auto Loan Master Trust
    Series 1995-1 Class-A
    6.500%, 08/15/02                                3,660           3,678
Ford Motor Credit
    6.550%, 09/10/02                                3,000           2,974
General Motors Acceptance
    6.625%, 01/10/02                                3,500           3,493
                                                                ----------
                                                                   10,145
                                                                ----------
UTILITIES -- 2.4%
Worldcom
    6.125%, 08/15/01                                3,000           2,978
                                                                ----------

TOTAL CORPORATE OBLIGATIONS
    (Cost $50,639)                                                 50,203
                                                                ----------

ASSET-BACKED SECURITIES -- 31.3%
AUTOMOBILES -- 4.5%
Auto Bond Receivables Trust
    Series 1993-1 Class-A
    6.125%, 02/15/00 (A) (F)                          106             105
Fasco Auto Trust Series 1996-1 Class-A
    6.650%, 11/15/01                                1,216           1,217
General Motors Acceptance
    Series 1997 Class-A
    6.500%, 04/15/02                                1,136           1,141
MMCA Automobile Trust
    Series 1997-1 Class-A3
    6.080%, 05/15/01                                3,179           3,182
                                                                ----------
                                                                    5,645
                                                                ----------
CREDIT CARDS -- 10.1%
Chemical Master Credit Card Trust
    Series 1995-3 Class-A
    6.230%, 04/15/05                                3,100           3,075
Circuit City Credit Card Master Trust
    Series 1995-1 Class-A
    6.375%, 08/15/05                                2,525           2,532
Fingerhut Master Trust
    Series 1996-1 Class-A
    6.450%, 02/20/02                                1,087           1,088

LIMITED TERM INCOME FUND (CONTINUED)

DESCRIPTION                                      PAR (000)     VALUE (000)
--------------------------------------------------------------------------
Sears Credit Account Master Trust
    Series 1999-2 Class-A
    6.350%, 02/16/07                               $3,100       $   3,100
Standard Credit Card Master Trust
    Series 1995-3 Class-A
    7.850%, 02/07/02                                2,800           2,823
                                                                ----------
                                                                   12,618
                                                                ----------
EQUIPMENT LEASING & RENTALS -- 2.2%
Icon Receivables Series 1997-A
    Class-A1
    6.435%, 06/01/05 (B)                            2,702           2,711
                                                                ----------
HOME EQUITY -- 13.9%
BCI Home Equity Loan
    Series 1994-1 Class-B
    5.960%, 03/29/44 (A) (B)                          945             947
Banc One Home Equity Trust
    Series 1999-2 Class-A3
    6.940%, 06/25/29                                4,000           3,982
Green Tree Financial
    Series 1997-2 Class-A6
    7.240%, 06/15/28                                3,000           3,011
Green Tree Home Improvement
    Loan Trust Series 1996-F
    Class-HEA3
    6.900%, 01/15/28                                2,497           2,506
The Money Store Home Equity Trust
    Series 1994-A Class-A4
    6.275%, 12/15/22                                2,750           2,724
The Money Store Home Equity Trust
    Series 1996-D Class-A6
    6.830%, 06/15/21                                3,440           3,448
Wilshire Mortgage Loan Trust
    Series 1996-4 Class-A2
    6.750%, 06/25/15                                  796             797
                                                                ----------
                                                                   17,415
                                                                ----------
VACATION PROPERTIES -- 0.6%
Patten Series 1995-1A
    7.081%, 09/01/13 (A) (B)                          749             702
                                                                ----------

TOTAL ASSET-BACKED SECURITIES
    (Cost $39,186)                                                 39,091
                                                                ----------

U.S. GOVERNMENT & AGENCY SECURITIES -- 13.2%
U.S. AGENCY DEBENTURES -- 6.8%
FHLB
    5.690%, 08/07/01                                5,500           5,463
    6.000%, 08/15/02                                3,000           2,983
                                                                ----------
                                                                    8,446
                                                                ----------
U.S. TREASURY OBLIGATION -- 6.4%
U.S. Treasury Note
    5.625%, 02/28/01                                8,000           8,003
                                                                ----------

TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
    (Cost $16,482)                                                 16,449
                                                                ----------


                                23     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

LIMITED TERM INCOME FUND (CONTINUED)

DESCRIPTION                              PAR (000)/SHARES      VALUE (000)
--------------------------------------------------------------------------
PRIVATE MORTGAGE-BACKED SECURITIES -- 8.4%
ADJUSTABLE RATE -- 4.3%
JLC Lease Receivables Trust
    Series 1994-1 Class-A
    5.590%, 12/22/99 (A)                           $  387       $     388
Merrill Lynch Mortgage Investors
    Series 1993 Class-A4-C
    6.381%, 03/15/18 (A)                            4,850           4,949
                                                                ----------
                                                                    5,337
                                                                ----------
FIXED RATE -- 4.1%
Advanta Mortgage Loan Trust
    Series 1998-2 Class-A12
    6.330%, 08/25/19                                3,000           2,929
PNC Mortgage Securities
    Series 1999-5 Class-1A1
    6.150%, 06/25/29                                2,231           2,204
                                                                ----------
                                                                    5,133
                                                                ----------

TOTAL PRIVATE MORTGAGE-BACKED SECURITIES
    (Cost $10,389)                                                 10,470
                                                                ----------

U.S. AGENCY MORTGAGE-BACKED SECURITIES -- 2.7%
FHLMC Series 1655 Class-E
    6.000%, 01/15/07                                2,975           2,970
FNMA Series 1992-152 Class-J
    7.000%, 05/25/06                                  339             338
                                                                ----------

TOTAL U.S. AGENCY MORTGAGE-BACKED SECURITIES
    (Cost $3,322)                                                   3,308
                                                                ----------

RELATED PARTY MONEY MARKET FUND -- 3.6%
First American Prime Obligations
    Fund (C)                                    4,533,323           4,533
                                                                ----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $4,533)                                                   4,533
                                                                ----------

TOTAL INVESTMENTS -- 99.4%
    (Cost $124,551)                                               124,054
                                                                ----------
OTHER ASSETS AND LIABILITIES, NET -- 0.6% (D)                         786
                                                                ----------

NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
    2 billion authorized) based on 539,126
    outstanding shares                                              5,969
Portfolio Capital--Class Y ($.0001 par value--
    2 billion authorized) based on 12,115,154
    outstanding shares                                            123,327
Undistributed net investment income                                    36
Accumulated net realized loss on investments                       (3,995)
Net unrealized depreciation of investments                           (497)
                                                                ----------
NET ASSETS -- 100.0%                                            $ 124,840
                                                                ----------
Net asset value and redemption price
    per share--Class A                                          $    9.86

Maximum sales charge of 2.50% (E)                                    0.25
                                                                ----------
Offering price per share--Class A                               $   10.11
                                                                ----------
Net asset value, offering price, and
    redemption price per share--Class Y                         $    9.87
                                                                ----------

LIMITED TERM INCOME FUND (CONCLUDED)

DESCRIPTION
--------------------------------------------------------------------------
(A) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of September 30,1999.

(B) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(C) This money market fund is advised by the U.S. Bank National Association who also serves as Advisor for this Fund. See also the notes to the financial statements.

(D) Other assets and liabilities representing greater than five percent of total net assets include the following (000):

      Cash collateral received for securities on loan     $19,959
      Payable upon return of securities on loan          ($19,959)

(E) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.50%.

(F) Interest payments are infrequent.

FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.


                                24     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STRATEGIC INCOME FUND

DESCRIPTION                                  PAR (000) (F)     VALUE (000)
--------------------------------------------------------------------------
HIGH YIELD CORPORATE OBLIGATIONS -- 45.0%
AEROSPACE & DEFENSE -- 0.1%
Anteon, Callable 05/15/04 @ 106.000
    12.000%, 05/15/09 (D)                          $  175       $     170
                                                                ----------
APPAREL/TEXTILES -- 0.3%
GFSI, Callable 03/01/02 @ 104.810
    9.625%, 03/01/07                                  250             175
Glenoit, Callable 04/15/02 @ 105.50
    11.000%, 04/15/07 (E)                             100             60
Pillowtex, Callable 11/15/01 @ 105.00
    10.000%, 11/15/06                                 100             68
Pillowtex, Callable 12/15/02 @ 104.50
    9.000%, 12/15/07                                  450             290
                                                                ----------
                                                                      593
                                                                ----------
AUTOMOTIVE -- 1.3%
Accuride, Callable 02/01/03 @ 104.625
    9.250%, 02/01/08                                  200             188
Aftermarket Technology, Callable
    08/01/99 @ 106.000
    12.000%, 08/01/04                                 412             418
American Axle & Manufacturing,
    Callable 03/01/04 @ 104.875
    9.750%, 03/01/09                                  300             296
Collins & Aikman Products,
    Callable 04/15/01 @ 105.750
    11.500%, 04/15/06                                 425             405
HDA Parts System, Callable
    08/01/02 @ 106.000
    12.000%, 08/01/05 (D)                             150             144
JL French Auto Casting, Callable
    06/01/04 @ 105.750
    11.500%, 06/01/09 (D)                             250             251
Lear, Callable  07/15/01 @ 104.750
    9.500%, 07/15/06                                   75              75
Lear
    8.110%, 05/15/09 (D)                              400             387
Oxford Automotive, Series D,
    Callable 06/15/02 @ 105.063
    10.125%, 06/15/07                                 350             322
Transportation Manufacturing Operations,
    Callable 05/01/04 @ 105.625
    11.250%, 05/01/09 (D)                             350             347
                                                                ----------
                                                                    2,833
                                                                ----------
BROADCAST RADIO & TELEVISION -- 3.1%
Acme Television, Callable
    09/30/01 @ 105.438
    11.666%, 09/30/04 (C) (E)                         500             440
Big City Radio, Callable
    03/15/02 @ 105.625
    15.688%, 03/15/05 (C)                             400             274
Capstar Broadcasting, Callable
    07/01/02 @ 104.625
    9.250%, 07/01/07                                   75              76
Chancellor Media, Callable
    02/01/00 @ 104.688
    9.375%, 10/01/04                                   50              51
Chancellor Media, Callable
    01/15/02 @ 105.250
    10.500%, 01/15/07 (E)                              50              54

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                                  PAR (000) (F)     VALUE (000)
--------------------------------------------------------------------------
Chancellor Media, Series B,
    Callable 06/15/02 @ 104.375
    8.750%, 06/15/07                              $   100       $      99
Chancellor Media,
    Callable 12/15/02 @ 104.063
    8.125%, 12/15/07                                1,475           1,438
Cumulus Media,
    Callable 07/01/03 @ 105.188
    10.375%, 07/01/08 (E)                             200             205
Fox/Liberty Networks,
    Callable 08/15/02 @ 104.875
    9.601%, 08/15/07 (C)                              575             450
Grupo Televisa,
    Callable 05/15/01 @ 106.625
    14.605%, 05/15/08 (C) (D) (G)                   1,500           1,260
Lamar Media,
    Callable 09/15/02 @ 104.313
    8.625%, 09/15/07                                  400             394
Orion Network Systems,
    Callable 01/15/02 @ 105.625
    11.250%, 01/15/07                                 225             168
Outdoor Systems,
    Callable 06/15/02 @ 104.440
    8.875%, 06/15/07                                  375             385
SFX Broadcasting,
    Callable 05/15/01 @ 105.375
    10.750%, 05/15/06                                 150             167
Sinclair Broadcast Group,
    Callable 07/15/02 @ 104.500
    9.000%, 07/15/07                                  300             286
Sinclair Broadcast Group,
    Callable 12/15/02 @ 104.375
    8.750%, 12/15/07                                  975             912
                                                                ----------
                                                                    6,659
                                                                ----------
BUILDING & CONSTRUCTION PRODUCTS -- 0.5%
American Builders & Contractors,
    Series B, Callable 05/15/02 @ 105.310
    10.625%, 05/15/07 (E)                             175             157
Cemex
    9.625%, 10/01/09 (D) (G)                          500             499
Falcon Building Products,
    Callable 06/15/02 @ 105.250
    12.759%, 06/15/07 (C)                             575             417
Juno Lighting,
    Callable 07/01/04 @ 105.938
    11.875%, 07/01/09 (D)                             100              97
                                                                ----------
                                                                    1,170
                                                                ----------
BUSINESS PRODUCTS & SERVICES -- 0.5%
Avis Rent A Car,
    Callable 05/01/04 @ 105.500
    11.000%, 05/01/09 (D)                             175             179
Dialog, Series A,
    Callable 11/15/02 @ 105.500
    11.000%, 11/15/07 (E)                             400             349
Formica,
    Callable 03/01/04 @ 105.438
    10.875%, 03/01/09 (D)                             350             318


                                25     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                                  PAR (000) (F)     VALUE (000)
--------------------------------------------------------------------------
United Stationers Supply,
    Callable 05/01/00 @ 106.375
    12.750%, 05/01/05                              $   83       $      90
US Office Products,
    Callable 06/15/03 @ 104.875
    9.750%, 06/15/08                                  400             219
                                                                ----------
                                                                    1,155
                                                                ----------
CABLE TELEVISION -- 3.3%
Charter Communications,
    Callable 04/01/04 @ 104.960
    15.159%, 04/01/11 (C) (D)                         500             298
CSC Holdings,
    Callable 11/01/00 @ 104.625
    9.250%, 11/01/05                                  550             567
CSC Holdings,
    Callable 05/15/01 @ 104.938
    9.875%, 05/15/06                                   50              52
CSC Holdings,
    Callable 02/15/03 @ 104.800
    9.875%, 02/15/13                                  400             420
Diamond Holdings,
    Callable 02/01/03 @ 104.563
    9.125%, 02/01/08 (E)                              125             124
Diva Systems,
    Callable 03/01/03 @ 106.310
    12.635%, 03/01/08 (C)                              75              23
Echostar DBS,
    Callable 02/01/04 @ 104.688
    9.375%, 02/01/09                                  950             941
International Cabletel,
    Callable 02/01/01 @ 105.750
    13.018%, 02/01/06 (C)                             100              87
Lenfest Communications,
    Callable 02/15/03 @ 104.125
    8.250%, 02/15/08                                  525             525
NTL, Series B,
    Callable 04/01/03 @ 104.875
    11.230%, 04/01/08 (C)                           1,475             981
NTL Communications, Series B,
    Callable 10/01/03 @ 105.750
    11.500%, 10/01/08                                 150             162
NTL Communications, Series B,
    Callable 10/01/03 @ 106.188
    11.987%, 10/01/08 (C)                           1,100             745
Pegasus Communications, Series B,
    Callable 10/15/01 @ 104.813
    9.625%, 10/15/05                                  225             215
Pegasus Communications, Series B,
    Callable 12/01/02 @ 104.875
    9.750%, 12/01/06                                  300             288
RCN, Callable 10/15/02 @ 105.562
    14.183%, 10/15/07 (C)                             525             339
Telewest Communications,
    Callable 10/01/00 @ 100.000
    12.474%, 10/01/07 (C)                             575             517
Telewest Communications,
    Callable 04/15/04 @ 104.625
    10.726%, 04/15/09 (C) (D)                         575             349

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                                  PAR (000) (F)     VALUE (000)
--------------------------------------------------------------------------
UIH Australia/Pacific, Series B,
    Callable 05/15/01 @ 107.000
    14.573%, 05/15/06 (C)                          $  150       $     114
United International Holdings, Series B,
    Callable 02/15/03@ 105.375
    11.947%, 02/15/08 (C) (E)                         550             335
                                                                ----------
                                                                    7,082
                                                                ----------
CHEMICALS & PLASTICS -- 2.0%
Buckeye Cellulose,
    Callable 09/15/01 @ 104.625
    9.250%, 09/15/08                                  125             127
General Chemical Industrial Products,
    Callable 05/01/04 @ 105.313
    10.625%, 05/01/09 (D)                             300             294
Huntsman, Callable 07/01/02 @ 104.750
    9.500%, 07/01/07 (D)                              800             738
Huntsman ICI Chemicals,
    Callable 07/01/04 @ 105.063
    10.125%, 07/01/09 (D) (G)             EU        1,000           1,047
ISP Holdings,
    Callable 10/15/99 @ 104.500
    9.000%, 10/15/03                                  150             146
Lyondell Chemical,
    Callable 05/01/04 @ 105.438
    10.875%, 05/01/09                                 775             779
Polymer Group, Series B,
    Callable 07/01/02 @ 104.625
    9.000%, 07/01/07                                  200             190
Polymer Group,
    Callable 03/01/03 @ 104.375
    8.750%, 03/01/08                                  500             469
Sterling Chemical Holdings,
    Callable 08/15/01 @ 106.750
    15.484%, 08/15/08 (C)                             100              17
Sterling Chemicals,
    Callable 07/15/03 @ 106.188
    12.375%, 07/15/06 (D)                              50              47
Sterling Chemicals,
    Callable 08/15/01 @ 105.875
    11.750%, 08/15/06                                 300             180
Texas Petrochemical,
    Callable 07/01/01 @ 105.560
    11.125%, 07/01/06                                 200             168
                                                                ----------
                                                                    4,202
                                                                ----------
CONSUMER PRODUCTS -- 1.3%
Albecca, Callable 08/15/03 @ 105.375
    10.750%, 08/15/08                                 350             276
Amscan Holdings,
    Callable 12/15/02 @ 104.937
    9.875%, 12/15/07                                  250             195
Chattem, Callable 04/01/03
    @ 104.438
    8.875%, 04/01/08                                  325             307
Diamond Brands Operating,
    Callable 04/15/03 @ 105.063
    10.125%, 04/15/08                                  50              39


                                26     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

DESCRIPTION                                  PAR (000) (F)     VALUE (000)
--------------------------------------------------------------------------
Playtex Family Products,
    Callable 12/15/99 @ 103.000
    9.000%, 12/15/03                              $   400       $     400
Revlon Consumer Products,
    Callable 02/01/03 @ 104.313
    8.625%, 02/01/08 (E)                              950             774
Sealy Mattress,
    Callable 12/15/02 @ 105.437
    12.998%, 12/15/07 (C)                             300             198
Simmons, Callable 03/15/04 @ 105.125
    10.250%, 03/15/09                                 150             148
Sleepmaster,
    Callable 05/15/04 @ 105.500
    11.000%, 05/15/09 (D)                              75              75
United Industries,
    Callable 04/01/04 @ 104.938
    9.875%, 04/01/09 (D)                              150             129
Volume Services America,
    Callable 03/01/04 @ 105.625
    11.250%, 03/01/09 (D)                             200             199
                                                                ----------
                                                                    2,740
                                                                ----------
CONTAINER & GLASS PRODUCTS -- 0.1%
Russell-Stanley Holdings,
    Callable 02/15/04 @ 105.438
    10.875%, 02/15/09                                 200             202
Tekni-Plex, Series B,
    Callable 03/01/03 @ 104.625
    9.250%, 03/01/08 (E)                              100              95
                                                                ----------
                                                                      297
                                                                ----------
DIVERSIFIED OPERATIONS -- 0.9%
Eagle-Picher,
    Callable 03/01/03 @ 104.688
    9.375%, 03/01/08 (E)                              375             330
Mechala Group Jamaica,
    Series B
    12.750%, 12/30/99 (G) (J)                       2,000             780
Voto-Votorantim Overseas,
    Callable 06/27/02 @ 99.500
    8.500%, 06/27/05 (G)                            1,000             885
                                                                ----------
                                                                    1,995
                                                                ----------
ELECTRONIC EQUIPMENT -- 1.2%
Electronic Retailing Systems,
    Callable 02/01/01 @ 106.680
    15.435%, 02/01/04 (C)                              75              18
Fairchild Semiconductor,
    Callable 04/01/03 @ 105.188
    10.375%, 10/01/07 (D)                             200             198
Samsung Electronic America
    9.750%, 05/01/03 (G)                            1,500           1,480
SCG Holding & Semiconductor,
    Callable 08/01/04 @ 106.000
    12.000%, 08/01/09 (D)                             175             180
Telecommunications Techniques,
    Callable 05/15/03 @ 104.875
    9.750%, 05/15/08                                  725             683
                                                                ----------
                                                                    2,559
                                                                ----------

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                                  PAR (000) (F)     VALUE (000)
--------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.7%
Allied Waste North America,
    Callable 01/01/04 @ 103.938
    7.875%, 01/01/09 (D)                          $ 1,000       $     875
Allied Waste North America,
    Callable 08/01/04 @ 105.00
    10.000%, 08/01/09 (D)                             725             662
                                                                ----------
                                                                    1,537
                                                                ----------
FINANCIAL SERVICES -- 2.4%
Bancomext Trust
    11.250%, 05/30/06 (G)                           1,250           1,284
Cellco Finance,
    Callable 08/01/02 @ 107.500
    15.000%, 08/01/05 (G)                             900             936
China Development Bank
    8.250%, 05/15/09 (G)                            1,000             978
Golden State Escrow
    7.125%, 08/01/05                                  600             556
L-Bank
    13.500%, 06/22/01                     CK       40,000           1,305
                                                                ----------
                                                                    5,059
                                                                ----------
FOOD, BEVERAGE & TOBACCO PRODUCTS -- 1.9%
Agrilink Foods,
    Callable 11/01/03 @ 105.938
    11.875%, 11/01/08                                 375             344
Aurora Foods,
    Callable 02/15/02 @ 104.940
    9.875%, 02/15/07                                   75              75
Canandaigua Brands,
    Callable 03/01/04 @104.250
    8.500%, 03/01/09                                  150             141
Eagle Family Foods,
    Callable 01/15/03 @ 104.375
    8.750%, 01/15/08                                  125              95
International Home Foods,
    Callable 11/01/01 @ 105.190
    10.375%, 11/01/06                                 475             483
National Wine & Spirits,
    Callable 01/15/04 @ 105.063
    10.125%, 01/15/09                                 350             350
Premier International Food,
    Callable 09/01/04 @ 106.000
    12.000%, 09/01/09 (D) (G)                       1,500           1,500
Sampoerna International
    8.375%, 06/15/06 (D) (G)                        1,000             693
Triarc Consumer Products,
    Callable 02/15/04 @ 105.125
    10.250%, 02/15/09 (D)                             400             382
                                                                ----------
                                                                    4,063
                                                                ----------
FOOD WHOLESALERS, RETAILERS & SERVICES -- 0.7%
Advantica Restaurant Group,
    Callable 01/15/03 @ 105.625
    11.250%, 01/15/08                                 200             174
Ameriserve Food,
    Callable 07/15/02 @ 105.063
    10.125%, 07/15/07                                 825             552
Carrols, Callable 12/01/03
    @ 104.750
    9.500%, 12/01/08                                  175             149


                                27     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                                  PAR (000) (F)     VALUE (000)
--------------------------------------------------------------------------
Dominos, Callable 01/15/04 @ 105.188
    10.375%, 01/15/09                             $   600       $     564
Jitney-Jungle Stores,
    Callable 09/15/02 @ 105.188
    10.375%, 09/15/07                                  75              15
                                                                ----------
                                                                    1,454
                                                                ----------
HEALTH CARE -- 2.3%
Alliance Imaging,
    Callable 12/15/99 @ 103.000
    9.540%, 12/15/05 (A)                              175             177
Alliance Imaging,
    Callable 12/15/01 @ 104.813
    9.625%, 12/15/05                                  100             101
Columbia/HCA Healthcare
    6.910%, 06/15/05                                  750             669
Conmed,
    Callable 03/15/03 @ 104.500
    9.000%, 03/15/08                                  250             230
Dade International,
    Callable 05/01/01 @ 105.560
    11.125%, 05/01/06                                 350             360
Everest Healthcare Services,
    Callable 05/01/03 @ 104.875
    9.750%, 05/01/08                                  100              90
Fisher Scientific International,
    Callable 02/01/03 @ 104.500
    9.000%, 02/01/08                                  550             514
    9.000%, 02/01/08                                  450             421
Genesis Health Ventures,
    Callable 01/15/04 @ 104.937
    9.875%, 01/15/09                                  600             310
Hanger Orthopedic Group,
    Callable 06/15/04 @ 105.625
    11.250%, 06/15/09 (D)                             100             101
Hudson Respiratory Care,
    Callable 04/15/03 @ 104.563
    9.125%, 04/15/08                                  175             137
Kinetic Concepts,
    Callable 11/01/02 @ 104.813
    9.625%, 11/01/07                                  400             292
Tenet Healthcare
    8.000%, 01/15/05                                   50              48
Tenet Healthcare, Series B,
    Callable 6/01/03 @ 104.063
    8.125%, 12/01/08                                1,500           1,369
Unilab Finance,
    Callable 10/01/04 @ 106.375
    12.750%, 10/01/09 (D)                             100              99
                                                                ----------
                                                                    4,918
                                                                ----------
HOTELS -- 0.6%
Florida Panthers Holdings,
    Callable 04/15/04 @ 104.938
    9.875%, 04/15/09                                  475             439
Host Marriott,
    Callable 08/01/03 @ 103.985
    7.875%, 08/01/08                                  850             761
                                                                ----------
                                                                    1,200
                                                                ----------
STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                                  PAR (000) (F)     VALUE (000)
--------------------------------------------------------------------------
INDUSTRIAL PRODUCTS -- 1.2%
Amphenol,
    Callable 05/15/02 @ 104.940
    9.875%, 05/15/07                              $   225       $     225
Blount, Callable 08/01/04 @ 106.500
    13.000%, 08/01/09 (D)                             250             258
Cabot Safety,
    Callable 07/15/00 @ 106.250
    12.500%, 07/15/05                                 150             160
Continental Global Group,
    Callable 04/01/02@ 105.500
    11.000%, 04/01/07                                  50              30
Euramax International,
    Callable 10/01/01 @ 105.625
    11.250%, 10/01/06                                 225             227
Hexcel, Callable 01/15/04 @ 104.875
    9.750%, 01/15/09                                  250             220
International Utility Structures,
    Callable 02/01/03 @ 105.375
    10.750%, 02/01/08 (D)                              50              46
ISG Resources,
    Callable 04/15/03 @ 105.000
    10.000%, 04/15/08                                 125             120
Johnstown America,
    Callable 08/15/00 @ 105.875
    11.750%, 08/15/05                                 150             153
MMI Products, Series B,
    Callable 04/15/02 @ 105.625
    11.250%, 04/15/07                                 300             304
Neenah, Series F,
    Callable 05/01/02 @ 105.563
    11.125%, 05/01/07                                 300             277
Unifrax Investment,
    Callable 11/01/00 @ 105.250
    10.500%, 11/01/03                                 100             100
Wesco Distribution,
    Callable 06/01/03 @ 104.563
    9.125%, 06/01/08 (E)                              475             444
                                                                ----------
                                                                    2,564
                                                                ----------
LEISURE & ENTERTAINMENT -- 1.0%
AMF Bowling Worldwide,
    Callable 03/15/01 @ 106.125
    15.723%, 03/15/06 (C)                             378             221
Loews Cineplex Entertainment,
    Callable 08/01/03 @ 104.437
    8.875%, 08/01/08                                  600             537
Premier Parks,
    Callable 04/01/03 @ 105.000
    10.447%, 04/01/08 (C)                           1,450             921
Regal Cinemas,
    Callable 06/01/03 @ 104.750
    9.500%, 06/01/08                                  675             459
                                                                ----------
                                                                    2,138
                                                                ----------
MACHINERY & EQUIPMENT -- 1.3%
Alvey Systems, Callable 01/31/00 @ 105.690
    11.375%, 01/31/03                                 104             106
Clark Material Handling, Series D,
    Callable 11/15/01 @ 105.375
    10.750%, 11/15/06                                 100              80


                                28     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

DESCRIPTION                                  PAR (000) (F)     VALUE (000)
--------------------------------------------------------------------------
Fairchild, Callable 04/15/04 @ 105.375
    10.750%, 04/15/09                             $   225       $     191
National Equipment Services,
    Series B, Callable 11/30/01 @ 105.000
    10.000%, 11/30/04                                  50              50
National Equipment Services, Series D,
    Callable 11/30/01 @ 105.000
    10.000%, 11/30/04                                 200             199
NationsRent, Callable 12/15/03 @ 105.188
    10.375%, 12/15/08                                 175             173
Sirona Dental Systems, Callable
    07/15/03 @ 104.563
    9.125%, 07/15/08 (D) (G)              DM        2,000           1,079
United Rentals, Series B, Callable
    01/15/04 @ 104.625
    9.250%, 01/15/09                                  700             670
WEC, Callable 07/15/04 @ 106.000
    12.000%, 07/15/09 (D)                             150             146
                                                                ----------
                                                                    2,694
                                                                ----------
METALS & MINING -- 0.3%
AEI Holdings,
    Callable 12/15/02 @ 105.250
    10.500%, 12/15/05 (D)                             550             503
AEI Resources,
    Callable 12/15/02 @ 105.750
    11.500%, 12/15/06 (D)                             150             132
                                                                ----------
                                                                      635
                                                                ----------
PAPER & RELATED PRODUCTS -- 1.3%
Advance Agro Capital
    13.000%, 11/15/07 (G)                           1,000             728
Grupo Industrial Durango
    12.625%, 08/01/03 (G)                           1,500           1,470
Packaging Corp of America,
    Callable 04/01/04 @ 104.813
    9.625%, 04/01/09                                  300             302
SD Warren, Series B,
    Callable 12/15/99 @ 104.500
    12.000%, 12/15/04                                 100             105
Stone Container,
    Callable 10/01/99 @ 104.310
    11.500%, 10/01/04                                 150             156
                                                                ----------
                                                                    2,761
                                                                ----------
PETROLEUM & FUEL PRODUCTS -- 2.3%
Chiles Offshore,
    Callable 05/01/03 @ 105.000
    10.000%, 05/01/08                                 100              84
Continental Resources,
    Callable 08/01/03 @ 105.125
    10.250%, 08/01/08                                 175             139
Forcenergy, Callable 11/01/01
    @104.750
    9.500%, 11/01/06 (J)                              100              87
Houston Exploration,
    Callable 01/01/03 @ 104.313
    8.625%, 01/01/08                                  125             121
Perez
    9.000%, 05/01/06 (G)                            1,000             889
Petro Mexicanos
    9.250%, 03/30/18 (G)                            2,850           2,364

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                                  PAR (000) (F)     VALUE (000)
--------------------------------------------------------------------------
Pogo Producing, Series B,
    Callable 02/15/04 @ 105.188
    10.375%, 02/15/09                             $   100       $     104
Pride Petroleum Services,
    Callable 05/01/02 @ 104.688
    9.375%, 05/01/07                                  275             275
RBF Finance,
    Callable 03/15/04 @ 105.688
    11.375%, 03/15/09                                 100             106
R&B Falcon
    12.250%, 03/15/06                                 250             264
Triton Energy
    8.750%, 04/15/02                                  175             172
Universal Compression,
    Callable 02/15/03 @ 104.938
    11.713%, 02/15/08 (C)                             400             238
                                                                ----------
                                                                    4,843
                                                                ----------
PRINTING & PUBLISHING -- 0.3%
Hollinger International Publishing,
    Callable 02/01/01 @ 104.625
    9.250%, 02/01/06                                  700             695
                                                                ----------
SERVICES -- 0.5%
Crown Castle International,
    Callable 05/15/04 @ 105.187
    10.788%, 05/15/11 (C)                             625             353
Crown Castle International,
    Callable 08/01/04 @ 105.625
    11.490%, 08/01/11 (C) (D)                         250             143
Sitel, Callable 03/15/02 @ 105.625
    9.250%, 03/15/06                                  350             294
URS, Series B, Callable 05/01/04
    @ 106.125
    12.250%, 05/01/09 (D)                             200             200
                                                                ----------
                                                                      990
                                                                ----------
STEEL & STEEL WORKS -- 0.3%
Metals USA,
    Callable 02/15/03 @ 104.313
    8.625%, 02/15/08                                  225             203
National Steel,
    Callable 03/01/04 @ 104.938
    9.875%, 03/01/09                                  300             296
Republic Technologies,
    Callable 07/15/04 @ 106.875
    13.750%, 07/15/09 (D)                             250             238
                                                                ----------
                                                                      737
                                                                ----------
SURFACE TRANSPORTATION -- 0.5%
Gearbulk Holding,
    Callable 12/01/99 @ 105.625
    11.250%, 12/01/04                                 150             151
Railworks, Callable
    04/15/04 @ 105.750
    11.500%, 04/15/09                                 100             101
Stena Line, Callable
    06/01/03 @ 105.313
    10.625%, 06/01/08                                 200             140
Stena, Callable 12/15/00 @ 105.250
    10.500%, 12/15/05                                 150             148
Stena, Callable 06/15/02 @ 104.375
    8.750%, 06/15/07                                  525             473
                                                                ----------
                                                                    1,013
                                                                ----------


                                29     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                                  PAR (000) (F)     VALUE (000)
--------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR -- 11.3%
Airgate PCS,
    Callable 10/01/04 @ 106.750
    13.761%, 10/01/09 (C)                         $   125       $      68
American Cellular,
    Callable 05/15/03 @ 105.250
    10.500%, 05/15/08                                 450             466
Call-Net Enterprises,
    Callable 08/15/02 @ 104.635
    9.703%, 08/15/07 (C)                              375             231
Call-Net Enterprises,
    Callable 08/15/03 @ 104.470
    9.362%, 08/15/08 (C)                              600             321
Call-Net Enterprises,
    Callable 05/15/04 @ 105.400
    12.579%, 05/15/09 (C)                             250             131
Centennial Cellular,
    Callable 12/15/03 @ 105.375
    10.750%, 12/15/08                                 350             364
Dolphin Telecom,
    Callable 05/15/04 @ 107.000
    14.434%, 05/15/09 (C) (D)                         350             142
E.Spire Communications,
    Callable 11/01/00 @ 110.000
    9.549%, 11/01/05 (C)                              150              88
Hermes Europe Railtel,
    Callable 08/15/02 @ 105.750
    11.500%, 08/15/07                                 475             477
Hermes Europe Railtel,
    Callable 01/15/04 @ 105.188
    10.375%, 01/15/09                                 100              98
ICG Holdings,
    Callable 05/01/01 @ 106.250
    13.101%, 05/01/06 (C)                             400             304
ICG Services,
    Callable 05/01/03 @ 104.938
    10.419%, 05/01/08 (C)                             125              68
Intermedia Communications,
    Callable 05/15/01 @ 106.250
    12.010%, 05/15/06 (C)                             250             204
Intermedia Communications,
    Callable 07/15/02 @ 105.625
    11.703%, 07/15/07 (C)                             600             408
Intermedia Communications,
    Callable 06/01/03 @ 104.300
    8.600%, 06/01/08                                  250             216
Intermedia Communications,
    Series B, Callable 03/01/04 @ 106.125
    15.135%, 03/01/09 (C)                             500             247
IXC Communications,
    Callable 04/15/03 @ 104.500
    9.000%, 04/15/08                                  300             296
Jazztel, Callable 04/01/04 @
    107.000
    14.000%, 04/01/09 (D) (G)             EU        2,000           2,147
KPNQwest, Callable 06/01/04 @
    103.563
    7.125%, 06/01/09 (D) (G)              EU        1,000           1,021
Level 3 Communications,
    Callable 05/01/03 @ 104.563
    9.125%, 05/01/08                                  750             679
Level 3 Communications,
    Callable 12/01/03 @ 105.250
    11.242%, 12/01/08 (C)                           1,950           1,094

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                                  PAR (000) (F)     VALUE (000)
--------------------------------------------------------------------------
McLeodusa, Callable
    03/01/02 @ 105.250
    8.669%, 03/01/07 (C)                          $   525       $     420
McLeodusa, Callable
    03/15/03 @ 104.188
    8.375%, 03/15/08                                  225             210
McLeodusa, Callable
    02/15/04 @ 104.063
    8.125%, 02/15/09                                  325             301
Metronet Communications,
    Callable 08/15/02 @ 106.000
    12.000%, 08/15/07                                 100             116
Metronet Communications,
    Callable 06/15/03 @ 104.975
    11.641%, 06/15/08 (C)                             450             350
Metronet Communications,
    Callable 11/01/03 @ 105.313
    10.625%, 11/01/08                                 125             142
Millicom International Cellular,
    Callable 06/01/01 @ 106.750
    14.877%, 06/01/06 (C)                             625             441
Netia Holdings, Series B,
    Callable 11/01/02 @105.125
    10.250%, 11/01/07 (G)                           1,500           1,279
Nextel Communications,
    Callable 09/15/02 @ 105.325
    11.635%, 09/15/07 (C)                             175             129
Nextel Communications,
    Callable 02/15/03 @ 104.975
    12.297%, 02/15/08 (C) (E)                       2,025           1,412
Nextel International,
    Callable 04/15/03 @ 106.063
    13.410%, 04/15/08 (C)                              75              39
Nextel Partners,
    Callable 02/01/04 @ 107.000
    14.040%, 02/01/09 (C)                             150              88
Nextlink Communications,
    Callable 03/15/03 @ 104.500
    9.000%, 03/15/08 (E)                              100              93
Nextlink Communications,
    Callable 04/15/03 @ 104.725
    12.646%, 04/15/08 (C)                             775             465
Nextlink Communications,
    Callable 06/01/04 @ 105.375
    10.750%, 06/01/09                                 325             327
Nextlink Communications,
    Callable 06/01/04 @ 106.125
    12.056%, 06/01/09 (C)                             800             460
Orange, Callable 08/01/03 @ 104.000
    8.000%, 08/01/08                                  225             217
Paging Network,
    Callable 10/15/01 @ 105.000
    10.000%, 10/15/08                                 350              93
Pathnet, Callable  04/15/03 @ 106.125
    12.250%, 04/15/08                                  75              39
PSINet, Series B,
    Callable 02/15/02 @ 105.000
    10.000%, 02/15/05                                 550             528
PSINet, Callable 08/01/04
    @ 105.500
    11.000%, 08/01/09 (D)                             150             148
Qwest Communications,
    Callable 10/15/02 @ 104.735
    9.370%, 10/15/07 (C) (E)                          600             465


                                30     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

DESCRIPTION                                  PAR (000) (F)     VALUE (000)
--------------------------------------------------------------------------
Rogers Cantel,
    Callable 10/01/02 @ 104.400
    8.800%, 10/01/07                              $   100       $     102
Tele1 Europe, Callable 05/15/04
    @ 106.500
    13.000%, 05/15/09 (D)                              75              73
Telefonica de Argentina
    9.875%, 07/01/02 (G)                            1,000             995
Telesystem International Wireless,
    Series B, Callable 06/30/02 @ 106.625
    16.573%, 06/30/07 (C) (E)                         525             252
Telesystem International Wireless,
    Callable 11/01/02 @ 105.500
    11.139%, 11/01/07 (C) (E)                          50              21
Teligent, Callable 03/01/03 @ 105.75
    17.523%, 03/01/08 (C)                             100              53
Teligent, Callable 12/01/02 @ 105.750
    11.500%, 12/01/07                                 550             506
Tricom, Callable 09/01/01 @ 105.688
    11.375%, 09/01/04 (G)                           1,000             900
Tritel PCS, Callable 05/15/04
    @ 106.375
    13.988%, 05/15/09 (C) (D)                         300             172
Triton Communications,
    Callable 05/01/03 @ 105.500
    15.252%, 05/01/08 (C)                             350             235
United Pan-Europe Communications,
    Callable 08/01/04 @ 106.250
    13.526%, 08/01/09 (C) (D)                       1,000             563
US Xchange
    15.000%, 07/01/08                                 250             255
USA Mobile Communications,
    Callable 02/01/99 @ 104.750
    9.500%, 02/01/04                                  100              75
Verio, Callable 12/01/03 @ 105.625
    11.250%, 12/01/08                                 275             281
Viatel, Callable 04/15/03 @ 105.575
    11.150%, 04/15/08 (G)                 DM        3,250           1,706
Viatel, Callable 04/15/03 @ 105.625
    11.250%, 04/15/08                                  75              69
Viatel, Callable 04/15/03 @ 106.250
    13.174%, 04/15/08 (C)                             525             289
Viatel, Callable 03/15/04 @ 105.750
    11.500%, 03/15/09                                 100              96
Williams Communications Group,
    Callable 10/01/04 @ 105.438
    10.875%, 10/01/09                                 525             521
Winstar Communication,
    Callable 03/15/03 @ 105.500
    6.880%, 03/15/08 (C)                              350             308
                                                                ----------
                                                                   24,304
                                                                ----------
UTILITIES -- 1.5%
Caithness Coso
    9.050%, 12/15/09 (D)                              350             344
CMS Energy
    7.500%, 01/15/09                                  500             458
El Paso Electric, Callable 02/01/06
    @ 104.700
    9.400%, 05/01/11                                  150             164
Empresa Nacional Electricidad,
    Series B
    8.500%, 04/01/09 (G)                            2,000           1,969

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                                  PAR (000) (F)     VALUE (000)
--------------------------------------------------------------------------
Niagra Mowhawk Power,
    Callable 07/01/03 @ 104.250
    8.455%, 07/01/10 (C)                          $   450       $     335
                                                                ----------
                                                                    3,270
                                                                ----------

TOTAL HIGH YIELD CORPORATE OBLIGATIONS
    (Cost $103,396)                                                96,330
                                                                ----------

FOREIGN GOVERNMENT BONDS -- 20.0%
ARGENTINA -- 1.4%
Republic of Argentina
    11.375%, 01/30/17 (G)                             600             564
    12.125%, 02/25/19 (G)                           2,500           2,472
                                                                ----------
                                                                    3,036
                                                                ----------
AUSTRALIA -- 0.5%
New South Wales Treasury
    6.500%, 05/01/06                      AD        1,500             982
                                                                ----------
AUSTRIA -- 1.0%
Republic of Austria
    7.625%, 10/18/04                      EU          727             871
    5.625%, 07/15/07                      EU        1,100           1,204
                                                                ----------
                                                                    2,075
                                                                ----------
BRAZIL -- 2.5%
Republic of Brazil
    9.375%, 04/07/08 (G)                            2,000           1,570
    8.000%, 04/15/14 (G)                            3,424           2,119
    10.125%, 05/15/27 (G)                           2,350           1,730
                                                                ----------
                                                                    5,419
                                                                ----------
BULGARIA -- 0.2%
Bulgaria Government
    6.500%, 07/28/24 (A) (G)                          600             413
                                                                ----------
CANADA -- 1.0%
Government of Canada
    8.000%, 06/01/23                      CD        1,000             862
Province of British Columbia
    5.250%, 12/01/06                      CD        2,000           1,301
                                                                ----------
                                                                    2,163
                                                                ----------
COLOMBIA -- 0.8%
Republic of Columbia
    10.875%, 03/09/04                               1,000             974
    8.625%, 04/01/08                                1,000             808
                                                                ----------
                                                                    1,782
                                                                ----------
CROATIA -- 0.4%
Government of Croatia
    6.456%, 07/31/06 (A)                            1,125             931
                                                                ----------
DENMARK -- 0.4%
Kingdom of Denmark
    7.000%, 11/10/24                      DK        5,500             864
                                                                ----------
EL SALVADOR -- 0.5%
Republic of El Salvador
    9.500%, 08/15/06 (D) (G)                        1,000             986
                                                                ----------


                                31     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                                  PAR (000) (F)     VALUE (000)
--------------------------------------------------------------------------
GREECE -- 1.0%
Hellenic Republic
    13.100%, 10/23/03 (A)                 GD     $130,000       $     441
Hellenic Republic
    8.600%, 03/26/08                      GD      480,000           1,736
                                                                ----------
                                                                    2,177
                                                                ----------
HUNGARY -- 0.4%
Government of Hungary
    13.000%, 07/24/03                     HF      225,000             937
                                                                ----------
KAZAKHSTAN -- 0.9%
Republic of Kazakstan
    13.625%, 10/18/04 (D) (G)                       2,000           1,980
                                                                ----------
MEXICO -- 0.9%
United Mexican States
    11.375 %, 09/15/16 (G)                          1,800           1,900
                                                                ----------
NETHERLANDS -- 0.4%
Government of the Netherlands
    7.500%, 04/15/10                      EU          681             857
                                                                ----------
PANAMA -- 0.6%
Republic of Panama
    8.250%, 04/22/08 (G)                            1,500           1,298
                                                                ----------
PHILIPPINES -- 1.3%
Philippines Republic
    9.875%, 01/15/19 (G)                            3,000           2,839
                                                                ----------
QATAR -- 0.5%
State of Qatar
    9.500%, 05/21/09                                1,000           1,036
                                                                ----------
SOUTH AFRICA -- 1.5%
Republic of South Africa
    12.500%, 01/15/02                     ZR        6,000             982
    9.125%, 05/19/09                                1,250           1,255
    13.500%, 09/15/15                     ZR        6,500             984
                                                                ----------
                                                                    3,221
                                                                ----------
SWEDEN -- 0.5%
Kingdom of Sweden, Series 1034
    9.000%, 04/20/09                      SK        6,500             986
                                                                ----------
TURKEY -- 1.4%
Republic of Turkey
    12.375%, 06/15/09 (G)                           2,000           1,989
Turkey Treasury Bill
    08/23/00 (G)                          TL      900,000           1,070
                                                                ----------
                                                                    3,059
                                                                ----------
UNITED KINGDOM -- 0.6%
United Kingdom Conversion Stock
    9.500%, 04/18/05                      GBP         700           1,328
                                                                ----------
VENEZUELA -- 1.3%
Republic of Venezuela, Series DL
    6.209%, 12/18/07 (A) (G)                        1,619           1,228
Republic of Venezuela
    9.250%, 09/15/27 (G)                            2,250           1,453
                                                                ----------
                                                                    2,681
                                                                ----------

TOTAL FOREIGN GOVERNMENT BONDS
    (Cost $44,999)                                                 42,950
                                                                ----------

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                                  PAR (000) (F)     VALUE (000)
--------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
    MORTGAGE-BACKED OBLIGATIONS -- 13.4%
ADJUSTABLE RATE -- 0.5%
FNMA Series 1993-220, Cl FD
    5.906%, 11/25/13 (A)                          $   994       $     995
                                                                ----------

FIXED RATE -- 12.9%
FHLMC Gold Pool #C2-3507
    6.000%, 03/01/29                                1,987           1,856
FHLMC Gold Pool #CL-8204
    7.500%, 11/01/28                                  979             985
FHLMC Gold Pool #E6-5045
    7.500%, 08/01/11                                  752             765
FHLMC Gold Pool #E6-9977
    5.500%, 04/01/13                                1,098           1,036
FHLMC Series 2126
    6.000%, 02/15/29                                1,500           1,289
FHLMC TBA 15 Year
    6.000%, 12/15/13 (H)                            2,000           1,925
FHLMC TBA 30 Year
    6.500%, 11/01/28 (H)                            2,000           1,919
FNMA Pool #100042
    11.000%, 10/15/20                                 129             146
FNMA Pool #250113
    9.000%, 07/01/24                                  281             295
FNMA Pool #252334
    6.500%, 02/01/29                                1,484           1,404
FNMA Pool #303675
    10.000%, 10/01/17                                 189             205
FNMA Pool #326580
    8.000%, 03/01/08                                  591             606
FNMA Pool #329569
    6.000%, 03/01/11                                  621             601
FNMA Pool #339839
    6.000%, 03/01/26                                  737             690
FNMA Pool #367977
    6.500%, 02/01/04                                  783             781
FNMA Pool #380781
    5.805%, 10/01/08                                1,230           1,157
FNMA Pool #380791
    5.850%, 10/01/08                                  989             931
FNMA Pool #380859
    6.095%, 12/01/08                                  992             948
FNMA Pool #380896
    5.890%, 12/01/08                                  992             935
FNMA Pool #381419
    5.950%, 03/01/09                                1,243           1,174
FNMA Pool #381517
    5.950%, 04/01/07                                1,500           1,432
FNMA Series 1993-50, Cl PY
    5.500%, 10/25/22                                2,000           1,763
FNMA Series 1999-11, Cl C
    5.500%, 10/25/12                                2,000           1,801
FNMA Series G93-1, Cl H
    6.700%, 02/25/21                                  976             970
FNMA TBA 30 Year
    7.500%, 09/01/29 (H)                            2,000           2,004
GNMA Pool #160376X
    9.000%, 06/15/16                                   72              76
                                                                ----------
                                                                   27,694
                                                                ----------

TOTAL U.S. GOVERNMENT AGENCY
    MORTGAGE-BACKED OBLIGATIONS
    (Cost $29,678)                                                 28,689
                                                                ----------


                                32     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

DESCRIPTION                                  PAR (000) (F)     VALUE (000)
--------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.8%
FFCB
    5.020%, 03/01/00                              $ 2,000       $   1,995
FHLB
    5.035%, 02/25/00                                2,000           1,995
    5.125%, 02/26/02                                2,000           1,954
FHLMC
    5.750%, 03/15/09                                2,000           1,869
FNMA
    5.125%, 02/13/04                                3,000           2,857
    6.375%, 06/15/09                                4,052           3,963
                                                                ----------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $15,015)                                                 14,633
                                                                ----------

ASSET-BACKED OBLIGATIONS -- 4.9%
AUTOMOTIVE -- 0.5%
GMAC Commercial Mortgage Securities,
    Series 1998-C2, Class-A2
    6.420%, 09/15/30                                1,000             957
                                                                ----------
CREDIT CARDS -- 0.7%
Discover Card Master Trust,
    Series 1999-1, Class-A
    5.300%, 08/15/04                                1,500           1,463
                                                                ----------
HOME EQUITY -- 3.7%
Advanta Mortgage Loan Trust,
    Series 1998-2, Cl A12
    6.330%, 08/25/19                                2,000           1,953
EQCC Home Equity Loan Trust,
    Series 1998-1, Class-A6F
    6.252%, 12/15/07                                2,000           1,948
Green Tree Financial,
    Series 1998-1, Class-A4
    6.040%, 11/01/29                                2,120           2,084
The Money Store Home Equity Trust,
    Series 1994-A, Class-A4
    6.275%, 12/15/22                                2,000           1,981
                                                                ----------
                                                                    7,966
                                                                ----------

TOTAL ASSET-BACKED OBLIGATIONS
    (Cost $10,619)                                                 10,386
                                                                ----------

CORPORATE OBLIGATIONS -- 3.3%
FINANCIAL SERVICES -- 1.4%
AT&T Capital
    6.250%, 05/15/01                                1,000             990
Lehman Brothers Holdings
    7.375%, 05/15/04                                1,000           1,002
Merrill Lynch
    6.000%, 02/17/09                                1,000             916
                                                                ----------
                                                                    2,908
                                                                ----------
MANUFACTURING/INDUSTRIAL -- 0.4%
Ford Motor Credit
    5.800%, 01/12/09                                1,000             908
                                                                ----------
LEISURE & ENTERTAINMENT -- 0.5%
Royal Caribbean
    8.125%, 07/28/04                                1,000           1,019
                                                                ----------

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                            PAR (000)/SHARES(F)     VALUE (000)
--------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
American Airlines, Series 99-1
    7.024%, 10/15/09                              $ 1,250       $   1,250
Continental Airlines
    7.056%, 09/15/09                                1,000             968
                                                                ----------
                                                                    2,218
                                                                ----------

TOTAL CORPORATE OBLIGATIONS
    (Cost $7,236)                                                   7,053
                                                                ----------

U.S. TREASURY OBLIGATIONS -- 2.2%
U.S. Treasury Notes
    6.375%, 03/31/01                                1,150           1,162
    5.625%, 05/15/08                                2,700           2,621
    6.250%, 08/15/23                                1,000             984
                                                                ----------

TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $4,877)                                                   4,767
                                                                ----------

PRIVATE MORTGAGE-BACKED OBLIGATIONS -- 1.1%
FIXED RATE -- 1.1%
Countrywide Mortgage Backed Securities,
    Series 1993-B, Class-A4
    6.750%, 11/25/23                                1,463           1,446
Residential Funding Mortgage Securities,
    Series 1999-S5, Class-A1
    6.000%, 02/25/29                                1,000             989
                                                                ----------
                                                                    2,435
                                                                ----------

TOTAL PRIVATE MORTGAGE-BACKED OBLIGATIONS
    (Cost $2,474)                                                   2,435
                                                                ----------

PREFERRED STOCKS -- 0.7%
UNITED STATES -- 0.7%
Benedek Communications PIK*                            50              37
Capstar Communications PIK, Series E*                 796              94
Cumulus Media, Series A*                               55              59
Nebco Evans Holding PIK*                              291              11
Nextel Communications PIK, Series D*                   59              62
Pegasus Communications PIK, Series A*                 126             125
Primedia, Series D                                  3,000             297
Primedia, Series F                                  2,350             219
Primedia, Series H                                  2,150             194
R&B Falcon PIK*                                     3,557             338
Sinclair Capital                                      750              75
                                                                ----------
                                                                    1,511
                                                                ----------

TOTAL PREFERRED STOCKS
    (Cost $1,541)                                                   1,511
                                                                ----------

COMMON STOCKS -- 0.0%
UNITED STATES -- 0.0%
Affiliated Newspapers Investments, Cl B*              500              53
CS Wireless Systems* (D)                               27              --
Pegasus Communications, Cl A*                         225              10
                                                                ----------
                                                                       63
                                                                ----------

TOTAL COMMON STOCKS
    (Cost $3)                                                          63
                                                                ----------


                                33     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                                        SHARES      VALUE (000)
--------------------------------------------------------------------------
WARRANTS -- 0.0%
ARGENTINA -- 0.0%
Republic of Argentina*                              1,000       $      10
                                                                ----------
CANADA -- 0.0%
Metronet Communications* (D)                          100               1
                                                                ----------
MEXICO -- 0.0%
United Mexican States VRR*                      5,383,000              --
                                                                ----------
NETHERLANDS -- 0.0%
Tele1 Europe* (D)                                      75               1
                                                                ----------
UNITED KINGDOM -- 0.0%
Jazztel*  (G)                             EU       10,000              --
                                                                ----------
UNITED STATES -- 0.0%
Bar Technologies* (D)                                  50               1
Diva Systems*                                         225              --
Electronic Retailing System International* (D)         75              --
IHFCapital* (D)                                       150              --
Pathnet* (D)                                           75               1
Sterling Chemical Holdings*                           100               2
Wireless One*                                         150              --
R&B Falcon* (D)                                       150              41
UIH Australia/Pacific*                                150               4
                                                                ----------
                                                                       49
                                                                ----------

TOTAL WARRANTS
    (Cost $42)                                                         61
                                                                ----------

RELATED PARTY MONEY MARKET FUND -- 4.2%
First American Prime
    Obligations Fund (B)                        8,926,060           8,926
                                                                ----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $8,926)                                                   8,926
                                                                ----------

TOTAL INVESTMENTS -- 101.6%
    (Cost $228,806)                                               217,804
                                                                ----------
OTHER ASSETS AND LIABILITIES, NET -- (1.6%) (I)                    (3,524)
                                                                ----------

NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
    2 billion authorized) based on 3,055,655
    outstanding shares                                             45,645
Portfolio Capital--Class B ($.0001 par value--
    2 billion authorized) based on 86,909
    outstanding shares                                                811
Portfolio Capital--Class C ($.0001 par value--
    2 billion authorized) based on 116,453
    outstanding shares                                              1,078

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                                                    VALUE (000)
--------------------------------------------------------------------------
Portfolio Capital--Class Y ($.0001 par value--
    2 billion authorized) based on 20,311,960
    outstanding shares                                          $ 195,064
Undistributed net investment income                                   252
Accumulated net realized loss on investments                      (17,570)
Net unrealized depreciation of investments                        (11,002)
Net unrealized appreciation of forward foreign
    currency contracts, foreign currency and
    translation of other assets and liabilities in
    foreign currency                                                    2
                                                                ----------
TOTAL NET ASSETS -- 100.0%                                      $ 214,280
                                                                ----------
Net asset value and redemption
    price per share--Class A                                    $    9.09

Maximum sales charge of 4.25% (K)                                    0.40
                                                                ----------
Offering price per share--Class A                               $    9.49
                                                                ----------
Net asset value and offering price
    per share--Class B (L)                                      $    9.07
                                                                ----------
Net asset value per share---Class C (M)                         $    9.08

Maximum sales charge of 1.00% (N)                                    0.09
                                                                ----------
Offering price per share--Class C                               $    9.17
                                                                ----------
Net asset value, offering price, and redemption
    price per share--Class Y                                    $    9.09
                                                                ----------

* Non-income producing security.

(A) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 1999.

(B) This money market fund is advised by the U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(C) Delayed Interest (Step-Bonds)--Represents securities that remain zero-coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rates disclosed represent yields at September 30, 1999, based upon the estimated timing and amount of future interest and principal payments.

(D) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(E) Securities considered illiquid or restricted. See also the notes to the financial statements.

(F) In U.S. dollars unless otherwise indicated.

(G) Represents a foreign high yield (non-investment grade) bond. On September 30, 1999, the total market value of these investments was $51,500,000 or 24.03% of total net assets.


                                34     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STRATEGIC INCOME FUND (CONCLUDED)

DESCRIPTION
--------------------------------------------------------------------------
(H) On September 30, 1999, the total cost of investments purchased on a when-issued basis was $5,793,281.

(I) Other assets and liabilitites representing greater than five percent of total assets include the following (000):

      Cash collateral received for secuities on loan      $47,921
      Payable upon receipt of securities on loan         ($47,921)

(J) Bond currently in default.

(K) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.25%.

(L) Retail Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(M) Retail Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(N) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%

AD--Australian Dollar
CD--Canadian Dollar
CK--Czech Republic Koruna
Cl--Class
DK--Danish Kroner
DM--German Mark
EU--Euro
FFCB--Federal Farm Credit Bank
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GBP--Great British Pound
GD--Greek Drachma
GNMA--Government National Mortgage Association
HF--Hungarian Forint
PIK--Payment-in-Kind interest is generally paid by issuing additional par of the security rather than paying cash.
SK--Swedish Krona
TBA--To Be Announced
TL--Turkish Lira
VRR--Value Recovery Right
ZR--South African Rand

The accompanying notes are an integral part of the financial statements.


                                35     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
OPERATIONS     FOR THE YEAR ENDED SEPTEMBER 30, 1999, IN THOUSANDS

                                                           ADJUSTABLE                       INTERMEDIATE
                                                        RATE MORTGAGE              FIXED      GOVERNMENT
                                                      SECURITIES FUND        INCOME FUND       BOND FUND
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                     $  6,681         $   88,266       $  12,365
Dividends                                                          --                 --              --
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                         6,681             88,266          12,365
=========================================================================================================
EXPENSES:
Investment advisory fees                                          808              9,864           1,438
Less: Waiver of investment advisory fees                         (457)            (2,676)           (354)
Administrator fees                                                126              1,534             223
Transfer agent fees                                               216                472              32
Custodian fees                                                     35                423              58
Directors' fees                                                     2                 24               3
Registration fees                                                   5                 58               8
Professional fees                                                   4                 49               7
Printing                                                            7                 87              13
Distribution fees - Class A                                       285                404              13
Less: Waiver of distribution fees - Class A                      (114)                --             (13)
Distribution fees - Class B                                        --                165              --
Distribution fees - Class C                                        --                  2              --
Less: Waiver of distribution fees - Class C                        --                 (1)             --
Other                                                               4                 46               7
---------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                921             10,451           1,435
=========================================================================================================
INVESTMENT INCOME - NET                                         5,760             77,815          10,930
=========================================================================================================
REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS - NET:
Net realized gain (loss) on investments                          (139)             6,020           1,977
Net realized loss on forward foreign currency contracts
 and foreign currency transactions                                 --                 --              --
Net change in unrealized appreciation/depreciation of
 investments                                                   (1,368)          (119,762)        (13,243)
Net change in unrealized appreciation/depreciation of
 forward foreign currency contracts, foreign currency
 and translation of other assets and liabilities
 denominated in foreign currency                                   --                 --              --
---------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                        (1,507)          (113,742)        (11,266)
=========================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                             $  4,253         $  (35,927)      $    (336)
=========================================================================================================

+ Includes income from securities lending program. See the Notes to the Financial Statements for additional information.


The accompanying notes are an integral part of the financial statements.


                                36     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS


INTERMEDIATE TERM       LIMITED TERM       STRATEGIC
      INCOME FUND        INCOME FUND     INCOME FUND
-----------------------------------------------------

       $   25,331+         $   8,594+      $  15,094+
               --                 --              59
-----------------------------------------------------
           25,331              8,594          15,153
=====================================================

            3,020              1,047           1,143
             (729)              (409)            (57)
              470                163             178
               49                 25             123
              129                 45              49
                7                  2               2
               18                  6               7
               15                  5               6
               26                  9              10
              102                 13              84
              (41)               (13)             --
               --                 --               4
               --                 --               3
               --                 --              (1)
               15                  6               5
-----------------------------------------------------
            3,081                899           1,556
=====================================================
           22,250              7,695          13,597
=====================================================



            2,086               (134)         (2,471)

               --                 --            (179)

          (25,022)            (2,495)         (5,283)



               --                 --              (2)
-----------------------------------------------------
          (22,936)            (2,629)         (7,935)
=====================================================

       $     (686)         $   5,066       $   5,662
=====================================================


                                37     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
CHANGES IN NET ASSETS   IN THOUSANDS

                                                                                                                       INTERMEDIATE
                                                                     ADJUSTABLE RATE             FIXED INCOME            GOVERNMENT
                                                            MORTGAGE SECURITIES FUND                     FUND             BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                  10/1/98    10/1/97      10/1/98     10/1/97    10/1/98    10/1/97
                                                                       to         to           to          to         to         to
                                                                  9/30/99    9/30/98      9/30/99     9/30/98    9/30/99    9/30/98
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income - net                                          $  5,760   $  8,607   $   77,815  $   60,277   $ 10,930   $ 12,212
Net realized gain (loss) on investments                              (139)       665        6,020      20,003      1,977        179
Net realized loss on forward foreign currency contracts and
 foreign currency transactions                                         --         --           --          --         --         --
Net change in unrealized appreciation/depreciation
 of investments                                                    (1,368)      (766)    (119,762)     57,853    (13,243)     9,274
Net change in unrealized appreciation/depreciation of forward foreign currency contracts, foreign currency and translation of
 other assets and liabilities denominated in foreign currency          --         --           --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     4,253      8,506      (35,927)    138,133       (336)    21,665
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                          (5,760)    (8,473)      (8,415)     (1,694)      (283)      (225)
  Class B                                                              --         --         (757)       (706)        --         --
  Class C                                                              --         --          (12)         --         --         --
  Class Y                                                             (36)        --      (68,379)    (57,596)   (10,652)   (11,976)
Net realized gain on investments:
  Class A                                                              --         --       (2,343)        (11)        (4)        --
  Class B                                                              --         --         (215)        (19)        --         --
  Class C                                                              --         --           --          --         --         --
  Class Y                                                              --         --      (15,597)       (874)      (197)        --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                (5,796)    (8,473)     (95,718)    (60,900)   (11,136)   (12,201)
====================================================================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Class A:
  Proceeds from sales                                               1,839      2,317       19,270       8,657      5,603      3,819
  Shares issued in connection with acquisition of Qualivest Fund       --         --           --         526         --         --
  Shares issued in connection with acquisition of Piper Fund           --         --           --     396,424         --         --
  Reinvestment of distributions                                     1,278      3,652        5,331         351        186        137
  Payments for redemptions                                        (33,614)   (57,967)     (77,045)   (215,619)    (4,603)    (3,088)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  Class A transactions                                            (30,497)   (51,998)     (52,444)    190,339      1,186        868
------------------------------------------------------------------------------------------------------------------------------------
Class B:
  Proceeds from sales                                                  --         --        4,356       3,549         --         --
  Reinvestment of distributions                                        --         --          851         615         --         --
  Payments for redemptions                                             --         --       (6,228)     (3,225)        --         --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  Class B transactions                                                 --         --       (1,021)        939         --         --
------------------------------------------------------------------------------------------------------------------------------------
Class C:
  Proceeds from sales                                                  --         --          747          --         --         --
  Reinvestment of distributions                                        --         --           10          --         --         --
  Payment for redemptions                                              --         --          (22)         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from
  Class C transactions                                                 --         --          735          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Class Y:
  Proceeds from sales                                               1,106          1      422,896     453,638     33,128     80,734
  Shares issued in connection with acquisition of Qualivest Fund       --         --           --     266,616         --         --
  Shares issued in connection with acquisition of Piper Fund           --         --           --          --         --         --
  Shares issued in connection with acquisition of Piper Common
   Trust Fund                                                          --         --        3,300          --         --         --
  Reinvestment of distributions                                         6         --       45,723      32,294        950        792
  Payments for redemptions                                           (611)        --     (328,293)   (317,426)   (94,811)   (36,741)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  Class Y transactions                                                501          1      143,626     435,122    (60,733)    44,785
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  capital share transactions                                      (29,996)   (51,997)      90,896     626,400    (59,547)    45,653
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                           (31,539)   (51,964)     (40,749)    703,633    (71,019)    55,117
NET ASSETS AT BEGINNING OF PERIOD                                 132,734    184,698    1,433,140     729,507    240,532    185,415
====================================================================================================================================
NET ASSETS AT END OF PERIOD (2)                                  $101,195   $132,734   $1,392,391  $1,433,140   $169,513   $240,532
====================================================================================================================================

(1) See Note 4 in Notes to Financial Statements for additional information.
(2) Includes undistributed (distributions in excess of) net investment income
    (000) of $98 and $134 for Adjustable Rate Mortgage Securities Fund, $528 and $291 for Fixed Income Fund, $6 and $11 for Intermediate Government Bond Fund, $242 and $117 for Intermediate Term Income Fund, $36 and $4 for Limited Term Income Fund, and $252 and $(377) for Strategic Income Fund at September 30, 1999, and September 30, 1998, respectively.
(3) Commenced operations on July 24, 1998.

The accompanying notes are an integral part of the financial statements.


                                38     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

         INTERMEDIATE TERM                 LIMITED TERM                   STRATEGIC
               INCOME FUND                  INCOME FUND                 INCOME FUND
------------------------------------------------------------------------------------
    10/1/98        10/1/97        10/1/98       10/1/97       10/1/98       7/24/98
         to             to             to            to            to            to
    9/30/99        9/30/98        9/30/99       9/30/98       9/30/99     9/30/98(3)
------------------------------------------------------------------------------------

 $   22,250     $   22,848      $   7,695     $  10,027     $  13,597     $   1,423
      2,086          5,989           (134)          197        (2,471)          101

         --             --             --            --          (179)         (627)

    (25,022)        14,591         (2,495)        1,621        (5,283)       (7,227)


         --             --             --            --            (2)            4
------------------------------------------------------------------------------------
       (686)        43,428          5,066        11,845         5,662        (6,326)
------------------------------------------------------------------------------------


     (2,015)          (607)          (261)         (270)       (2,478)         (521)
         --             --             --            --           (28)           (1)
         --             --             --            --           (20)           --
    (20,109)       (22,110)        (7,402)       (9,753)      (10,263)         (651)

       (564)            (6)            --            --            --            --
         --             --             --            --            --            --
         --             --             --            --            --            --
     (5,033)          (624)            --            --            --            --
------------------------------------------------------------------------------------
    (27,721)       (23,347)        (7,663)      (10,023)      (12,789)       (1,173)
====================================================================================


      3,890          5,188          2,074         5,810         1,712           381
         --            814             --            --            --            --
         --         43,926             --            --            --        86,421
      1,494            426            240           250         1,135           344
    (17,426)        (5,294)        (1,945)       (8,234)      (15,021)      (43,019)
------------------------------------------------------------------------------------

    (12,042)        45,060            369        (2,174)      (12,174)       44,127
------------------------------------------------------------------------------------

         --             --             --            --           737           112
         --             --             --            --            21             1
         --             --             --            --           (60)           --
------------------------------------------------------------------------------------

         --             --             --            --           698           113
------------------------------------------------------------------------------------

         --             --             --            --         1,077            --
         --             --             --            --            12            --
         --             --             --            --           (11)           --
------------------------------------------------------------------------------------

         --             --             --            --         1,078            --
------------------------------------------------------------------------------------

     74,471         81,887         29,463        59,869       149,128        60,261
         --        187,587             --            --            --            --
         --          8,844             --            --            --            --

         --             --             --            --            --            --
     11,328          8,673          2,715         4,703         6,602           521
   (141,923)      (199,064)       (83,282)      (77,568)      (18,800)       (2,648)
------------------------------------------------------------------------------------

    (56,124)        87,927        (51,104)      (12,996)      136,930        58,134
------------------------------------------------------------------------------------

    (68,166)       132,987        (50,735)      (15,170)      126,532       102,374
------------------------------------------------------------------------------------
    (96,573)       153,068        (53,332)      (13,348)      119,405        94,875
    479,802        326,734        178,172       191,520        94,875             0
====================================================================================
 $  383,229     $  479,802      $ 124,840     $ 178,172     $ 214,280     $  94,875
====================================================================================


                                39     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS   FOR A SHARE OUTSTANDING, THROUGHOUT THE PERIODS ENDED
                       SEPTEMBER 30, UNLESS OTHERWISE INDICATED.

                                                 REALIZED AND
                     NET ASSET                     UNREALIZED      DIVIDENDS
                         VALUE            NET        GAINS OR       FROM NET   DISTRIBUTIONS
                     BEGINNING     INVESTMENT     (LOSSES) ON     INVESTMENT            FROM
                     OF PERIOD         INCOME     INVESTMENTS         INCOME   CAPITAL GAINS
---------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE SECURITIES FUND
Class A(1)
 1999                  $  8.16       $  0.41         $ (0.11)       $ (0.41)        $    --
 1998                     8.15          0.48              --          (0.47)             --
 1997                     8.06          0.47            0.09          (0.47)             --
 1996(2)                  8.03          0.04            0.03          (0.04)             --
 1996(3)                  7.99          0.49            0.01          (0.46)             --
 1995(3)(4)               8.10          0.47           (0.05)         (0.53)             --
Class Y
 1999                  $  8.16       $  0.42         $ (0.10)       $ (0.42)        $    --
 1998(5)                  8.13          0.06            0.02          (0.05)             --
FIXED INCOME FUND
Class A
 1999                  $ 11.69       $  0.59         $ (0.89)       $ (0.59)        $ (0.15)
 1998                    10.97          0.57            0.73          (0.57)          (0.01)
 1997                    10.77          0.59            0.27          (0.59)          (0.07)
 1996                    10.98          0.61           (0.11)         (0.61)          (0.10)
 1995                    10.37          0.66            0.61          (0.63)          (0.03)
Class B
 1999                  $ 11.63       $  0.51         $ (0.90)       $ (0.51)        $ (0.15)
 1998                    10.91          0.49            0.73          (0.49)          (0.01)
 1997                    10.72          0.51            0.26          (0.51)          (0.07)
 1996                    10.94          0.52           (0.11)         (0.53)          (0.10)
 1995                    10.35          0.58            0.60          (0.56)          (0.03)
Class C
 1999(6)               $ 11.33       $  0.38         $ (0.69)       $ (0.38)        $    --
Class Y
 1999                  $ 11.69       $  0.61         $ (0.89)       $ (0.61)        $ (0.15)
 1998                    10.96          0.60            0.74          (0.60)          (0.01)
 1997                    10.76          0.62            0.27          (0.62)          (0.07)
 1996                    10.97          0.63           (0.11)         (0.63)          (0.10)
 1995                    10.37          0.66            0.62          (0.65)          (0.03)
INTERMEDIATE GOVERNMENT BOND FUND
Class A
 1999                  $  9.68       $  0.50         $ (0.51)       $ (0.50)        $ (0.01)
 1998                     9.28          0.52            0.40          (0.52)             --
 1997                     9.19          0.54            0.09          (0.54)             --
 1996                     9.29          0.54           (0.10)         (0.54)             --
 1995                     8.98          0.54            0.31          (0.54)             --
Class Y
 1999                  $  9.66       $  0.50         $ (0.50)       $ (0.50)        $ (0.01)
 1998                     9.27          0.52            0.39          (0.52)             --
 1997                     9.18          0.54            0.09          (0.54)             --
 1996                     9.29          0.54           (0.11)         (0.54)             --
 1995                     8.98          0.54            0.31          (0.54)             --
INTERMEDIATE TERM INCOME FUND
Class A
 1999                  $ 10.45       $  0.51         $ (0.54)       $ (0.50)        $ (0.12)
 1998                    10.00          0.53            0.47          (0.53)          (0.02)
 1997                     9.93          0.55            0.15          (0.56)          (0.07)
 1996                     9.94          0.55              --          (0.55)          (0.01)
 1995                     9.55          0.59            0.38          (0.58)             --
Class Y
 1999                  $ 10.42       $  0.52         $ (0.53)       $ (0.52)        $ (0.12)
 1998                     9.98          0.53            0.46          (0.53)          (0.02)
 1997                     9.93          0.55            0.13          (0.56)          (0.07)
 1996                     9.94          0.55              --          (0.55)          (0.01)
 1995                     9.55          0.58            0.39          (0.58)             --
---------------------------------------------------------------------------------------------

+   Returns are for the period indicated and have not been annualized.
(A) Excluding sales charges.
(1) The financial highlights for the Adjustable Rate Mortgage Securities Fund as set forth herein include the historical financial highlights of the Piper Adjustable Rate Mortgage Securities Fund Class A shares. The assets of the Piper Adjustable Rate Mortgage Securities Fund were acquired by Adjustable Rate Mortgage Securities Fund on July 31, 1998. In connection with such acquisition, Class A shares of the Piper Adjustable Rate Mortgage Securities Fund were exchanged for Class A shares of the Adjustable Rate Mortgage Securities Fund. On July 31, 1998, the advisor changed from Piper Capital Management, Inc. to U.S. Bank N.A.
(2) For the one month period ended September 30, 1996. All ratios for the period have been annualized.


The accompanying notes are an integral part of the financial statements.


                                40     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                                   RATIO OF
                                                                RATIO OF NET    EXPENSES TO
 NET ASSET                                         RATIO OF       INVESTMENT        AVERAGE
     VALUE                        NET ASSETS    EXPENSES TO        INCOME TO     NET ASSETS    PORTFOLIO
    END OF            TOTAL           END OF        AVERAGE          AVERAGE     (EXCLUDING     TURNOVER
    PERIOD       RETURN (A)     PERIOD (000)     NET ASSETS       NET ASSETS       WAIVERS)         RATE
---------------------------------------------------------------------------------------------------------


   $  8.05           3.74%        $  100,699          0.80%            4.99%           1.30%          62%
      8.16           5.56            132,733          0.80             5.44            0.89           14
      8.15           7.16            184,697          0.81             5.84            0.81           25
      8.06           0.85 +          262,833          0.82             5.28            0.76            2
      8.03           6.40            269,948          0.60             5.74            0.60           51
      7.99           5.43            409,306          0.63             5.62            0.63           36

   $  8.06           4.02%        $      496          0.65%            5.07%           1.05%          62%
      8.16           1.04 +                1          0.65             5.33            0.99           14


   $ 10.65          (2.67)%       $  137,133          0.95%            5.29%           1.14%          90%
     11.69          12.29            205,237          0.95             5.10            1.11          147
     10.97           8.26              8,535          0.95             5.44            1.13          130
     10.77           4.64              8,332          0.95             5.55            1.12          108
     10.98          12.78              7,853          0.86             6.14            1.19          106

   $ 10.58          (3.48)%       $   14,639          1.70%            4.53%           1.89%          90%
     11.63          11.54             17,242          1.70             4.35            1.86          147
     10.91           7.40             15,253          1.70             4.68            1.88          130
     10.72           3.93             16,092          1.70             4.81            1.87          108
     10.94          11.75              7,280          1.70             5.12            1.94          106

   $ 10.64          (2.75)%+      $      719          1.35%            5.09%           1.89%          90%

   $ 10.65          (2.44)%       $1,239,900          0.70%            5.57%           0.89%          90%
     11.69          12.66          1,210,661          0.70             5.35            0.86          147
     10.96           8.54            705,719          0.70             5.71            0.88          130
     10.76           4.90            391,211          0.70             5.81            0.87          108
     10.97          12.86            289,816          0.70             6.28            0.94          106


   $  9.16          (0.08)%       $    5,478          0.70%            5.33%           1.12%          38%
      9.68          10.27              4,573          0.70             5.58            1.12           20
      9.28           7.06              3,525          0.70             5.88            1.12           22
      9.19           4.85              3,320          0.70             5.85            1.10           29
      9.29           9.82              2,860          0.70             6.10            1.22           17

   $  9.15           0.03%        $  164,035          0.70%            5.32%           0.87%          38%
      9.66          10.17            235,959          0.70             5.58            0.87           20
      9.27           7.07            181,889          0.70             5.88            0.87           22
      9.18           4.74            140,230          0.70             5.85            0.85           29
      9.29           9.82            100,168          0.70             6.13            0.97           17


   $  9.80          (0.20)%       $   34,365          0.85%            5.01%           1.12%          65%
     10.45          10.35             49,130          0.70             5.22            1.11          166
     10.00           7.19              2,484          0.70             5.51            1.17          165
      9.93           5.63              2,213          0.70             5.43            1.13          161
      9.94          10.51              2,437          0.70             5.97            1.19           69

   $  9.77          (0.06)%       $  348,864          0.70%            5.17%           0.87%          65%
     10.42          10.27            430,672          0.70             5.24            0.86          166
      9.98           6.98            324,250          0.70             5.51            0.92          165
      9.93           5.63             98,702          0.70             5.45            0.88          161
      9.94          10.51             88,375          0.70             5.94            0.94           69
---------------------------------------------------------------------------------------------------------

(3) For the period ended August 31.
(4) On September 1, 1995, four closed end funds, American Adjustable Rate Term Trust 1996, American Adjustable Rate Term Trust 1997, American Adjustable Rate Term Trust 1998 (DDJ), American Adjustable Rate Term Trust 1999 were combined to create the Fund. DDJ is considered the surviving entity for financial reporting purposes. The financial highlights presented for the years prior to September 1, 1995, are those of DDJ. The per share information for such years has been restated to reflect the impact of additional shares created resulting from the difference in the net asset value per share of DDJ at the time of the merger ($8.71) and the initial net asset value per share of the fund ($8.00).
(5) Class Y shares have been offered since July 31, 1998. All ratios for the period have been annualized.
(6) Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized.


                                41     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS   FOR A SHARE OUTSTANDING, THROUGHOUT THE PERIODS ENDED
                       SEPTEMBER 30, UNLESS OTHERWISE INDICATED.

                                                REALIZED AND
                     NET ASSET                    UNREALIZED       DIVIDENDS
                         VALUE           NET        GAINS OR        FROM NET   DISTRIBUTIONS
                     BEGINNING    INVESTMENT     (LOSSES) ON      INVESTMENT            FROM
                     OF PERIOD        INCOME     INVESTMENTS          INCOME   CAPITAL GAINS
---------------------------------------------------------------------------------------------
LIMITED TERM INCOME FUND
Class A
 1999                 $  10.04       $  0.52         $ (0.18)       $ (0.52)            --
 1998                     9.94          0.53            0.10          (0.53)            --
 1997                     9.91          0.56            0.03          (0.56)            --
 1996                     9.92          0.58           (0.01)         (0.58)            --
 1995                     9.85          0.56            0.07          (0.56)            --
Class Y
 1999                 $  10.04       $  0.52         $ (0.17)       $ (0.52)
 1998                     9.94          0.53            0.10          (0.53)            --
 1997                     9.91          0.56            0.03          (0.56)            --
 1996                     9.92          0.58           (0.01)         (0.58)            --
 1995                     9.85          0.56            0.07          (0.56)            --
STRATEGIC INCOME FUND
Class A
  1999(3)             $   9.27       $  0.78         $ (0.25)       $ (0.71)            --
  1998(1)                10.00          0.13           (0.75)         (0.11)            --
Class B
  1999(3)             $   9.27       $  0.71         $ (0.26)       $ (0.65)            --
  1998(1)                10.00          0.09           (0.71)         (0.11)            --
Class C
  1999(2)(3)          $   9.57       $  0.45         $ (0.47)       $ (0.47)            --
Class Y
  1999(3)             $   9.27       $  0.80         $ (0.25)       $ (0.73)            --
  1998(1)                10.00          0.14           (0.75)         (0.12)            --
---------------------------------------------------------------------------------------------

+   Returns are for the period indicated and have not been annualized.
(A) Excluding sales charges.
(1) Commenced operations July 24, 1998. All ratios for the period have been annualized.
(2) Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized.
(3) Per share data calculated using average shares outstanding method.


The accompanying notes are an integral part of the financial statements.


                                42     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                                    RATIO OF
                                                                RATIO OF NET     EXPENSES TO
 NET ASSET                                         RATIO OF       INVESTMENT         AVERAGE
     VALUE                        NET ASSETS    EXPENSES TO        INCOME TO      NET ASSETS    PORTFOLIO
    END OF            TOTAL           END OF        AVERAGE          AVERAGE      (EXCLUDING     TURNOVER
    PERIOD       RETURN (A)     PERIOD (000)     NET ASSETS       NET ASSETS       WAIVERS)          RATE
----------------------------------------------------------------------------------------------------------


   $  9.86           3.43%         $  5,318           0.60%            5.16%           1.12%          65%
     10.04           6.55             5,036           0.60             5.33            1.12          112
      9.94           6.09             7,152           0.60             5.61            1.15          147
      9.91           5.93             7,627           0.60             5.80            1.09           61
      9.92           6.57 +           9,977           0.60             5.60            1.22          120

   $  9.87           3.53%         $119,522           0.60%            5.15%           0.87%          65%
     10.04           6.55           173,136           0.60             5.33            0.87          112
      9.94           6.09           184,368           0.60             5.60            0.90          147
      9.91           5.93            93,588           0.60             5.80            0.84           61
      9.92           6.57 +         111,439           0.60             5.67            0.97          120


   $  9.09           5.73%         $ 27,768           1.15%            8.30%           1.21%          40%
      9.27          (6.17)+          40,270           1.15             8.19            1.30           61

   $  9.07           4.90%         $    788           1.90%            7.56%           1.96%          40%
      9.27          (6.19)+             114           1.90             7.44            2.05           61

   $  9.08          (0.28)%+       $  1,058           1.55%            7.34%           1.90%          40%

   $  9.09           5.96%         $184,666           0.90%            8.56%           0.93%          40%
      9.27          (6.13)+          54,491           0.90             8.44            1.05           61
   -------         ------          --------           ----             ----            ----          ---


                                43     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS   SEPTEMBER 30, 1999

1 > ORGANIZATION

       The First American Adjustable Rate Mortgage Securities Fund, Fixed Income Fund, Intermediate Government Bond Fund, Intermediate Term Income Fund, Limited Term Income Fund, and Strategic Income Fund are funds offered by First American Investment Funds, Inc. (FAIF) (each a "Fund" collectively, "the Funds"). Other funds that are offered by FAIF but are not included in this report are: California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Oregon Intermediate Tax Free Fund, Tax Free Fund, Balanced Fund, Equity Income Fund, Equity Index Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Regional Equity Fund, Small Cap Value Fund, Small Cap Growth Fund, Micro Cap Value Fund, Emerging Markets Fund, International Index Fund, International Fund, Health Sciences Fund, Real Estate Securities Fund and Technology Fund. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The FAIF articles of incorporation permit the Board of Directors to create additional funds in the future.

       These FAIF Funds offer Class A and Class Y shares. Fixed Income Fund and Strategic Income Fund also offer Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge for 18 months. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

       The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies. All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fees charged may differ among classes.


2 > SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The significant accounting policies followed by the Funds are as follows:

       SECURITY VALUATION - Security valuations for FAIF Fund investments are furnished by an independent pricing service that has been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors. Debt obligations with


                                44     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS
       sixty days or less remaining until maturity may be valued at their amortized cost. Foreign securities are valued at the closing prices on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

       SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on the accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for Federal income tax purposes.

       DISTRIBUTIONS TO SHAREHOLDERS - The Funds declare and pay income dividends monthly.

       Any net realized capital gains on sales of securities for a Fund are distributed to shareholders at least annually.

       FEDERAL TAXES - It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required. For Federal income tax purposes, required distributions related to realized gains from security transactions are computed as of September 30th or October 31st.

       Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales and foreign currency gains and losses.

       The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

       As of September 30, 1999, the Strategic Income Fund reclassified ($179,000) from accumulated net realized foreign exchange loss to undistributed net investment income. The reclassification had no effect on net assets or net asset values per share.

       On the Statements of Net Assets the following adjustments were made
       (000):

                                       ACCUMULATED     UNDISTRIBUTED
                                      NET REALIZED    NET INVESTMENT    PAID IN
                                         GAIN/LOSS            INCOME    CAPITAL
       ------------------------------------------------------------------------
       Adjustable Rate Mortgage
       Securities Fund                      $4,923            $   --   $ (4,923)
       Fixed Income Fund                        15               (15)        --
       Intermediate Term Income Fund             1                (1)        --
       Strategic Income Fund                   179              (179)        --
       ------------------------------------------------------------------------

       FOREIGN CURRENCY TRANSLATION - The books and records of the Strategic Income Fund are maintained in U.S. dollars on the following bases:

         o market value of investment securities, assets and liabilities at the current rate of exchange; and


                                45     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS   SEPTEMBER 30, 1999

         o purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

       The Strategic Income Fund does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Strategic Income Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

       The Strategic Income Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

       EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on the basis of relative net assets. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

       SECURITIES LENDING - Each Fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities in order to earn additional income. Each Fund's policy is to maintain collateral in the form of cash, United States Government securities or other high grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then marked to market daily until the securities are returned.

       SECURITIES PURCHASED ON A WHEN-ISSUED BASIS - Delivery and payment for securities which have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested. At September 30, 1999, Fixed Income Fund and Strategic Income Fund had outstanding when-issued commitments of $42,384,844 and $5,793,281, respectively.

       In connection with the ability to purchase securities on a when-issued basis, the Fixed Income, Intermediate Government Bond, Intermediate Term Income and Strategic Income Funds may enter into dollar rolls in which the Fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity) but not identical securities on a specified future date. Dollar rolls are considered a form of leverage. As an inducement to "roll over" its purchase commitments, the Fund receives negotiated fees. For the year ended September 30, 1999, the fees earned by each Fund are as follows:

                                                               FEE INCOME EARNED
       -------------------------------------------------------------------------
       Fixed Income Fund                                              $406,668
       Strategic Income Fund                                            62,539
       -------------------------------------------------------------------------

       ILLIQUID OR RESTRICTED SECURITIES - As of September 30, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often


                                46     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS
       purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 1999 was $5,818,000, which represents 2.72% of the Fund's net assets. Information concerning restricted securities is as follows:

                                                              DATES
       SECURITY                                    PAR     ACQUIRED    OST BASIS
       -------------------------------------------------------------------------
       Acme Television                      $  500,000    9/97-3/99   $  410,892
       American Builders                       175,000    5/97-3/99      161,875
       Chancellor Media                         50,000        12/97       55,313
       Cumulus Media                           200,000    6/98-8/98      206,375
       Dialog                                  400,000   11/97-5/99      413,000
       Diamond Holdings                        125,000         1/98      126,250
       Eagle-Picher Industries                 375,000    2/98-3/99      366,168
       Glenoit                                 100,000    3/97-8/97      103,155
       Nextel Communications                 2,025,000    2/98-6/99    1,286,925
       NextLink Communications                 100,000         2/98       99,798
       Qwest Communications                    600,000   10/97-9/98      424,606
       Revlon Consumer Products                950,000    1/98-9/99      917,057
       Tekni-Plex                              100,000    2/98-4/98      101,063
       Telesystems International Wireless       50,000        10/97       29,958
       Telesystems International Wireless      525,000    6/97-4/99      293,696
       United International Holdings           550,000    2/98-7/99      350,819
       Wesco Distribution                      475,000    5/98-7/99      470,694

       HISTORICAL FINANCIAL STATEMENT INFORMATION - The financial information presented for the Adjustable Rate Mortgage Securities Fund prior to July 31, 1998, is that of Piper Adjustable Rate Mortgage Securities Fund. The historical information of the Piper Fund was carried over to the newly formed FAIF fund.

       USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.


3 > FEES AND EXPENSES

       ADVISORY FEES - Pursuant to an investment advisory agreement (the "Agreement"), First American Asset Management (the "Advisor"), a division of U.S. Bank National Association ("U.S. Bank") manages each Fund's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Fund to pay the Advisor a monthly fee based upon average daily net assets. The fee for each Fund is equal to an annual rate of 0.70% of the average daily net assets. The Advisor intends to waive fees during the current fiscal year so that total fund operating expenses do not exceed expense limitations. Fee waivers may be discontinued at any time.


                                47     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS   SEPTEMBER 30, 1999

       The Funds may invest in First American Funds, Inc. ("FAF"), subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, the Advisor reimburses each FAIF Fund an amount equal to the investment advisory fee earned by FAF related to such investments.

       SUB-ADVISOR FEES - Federated Investment Counseling and Federated Global Research Corp., both subsidiaries of Federated Investors, Inc. serve as sub-advisors to the Strategic Income Fund under an agreement with the Advisor (the "Sub-Advisory Agreement"). For their services under the Sub-Advisory agreement, each Sub-Advisor is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.20% of the first $25 million of the Fund's average daily net assets, 0.165% of the Fund's average daily net assets in excess of $25 million up to $50 million, 0.13% of the Fund's average daily net assets in excess of $50 million up to $100 million and 0.105% of the Fund's average daily net assets in excess of $100 million.

       ADMINISTRATION FEES - SEI Investments Management Corporation ("SIMC") provides administrative services, including certain accounting, legal and shareholder services, at an annual rate of 0.12% of each FAIF Fund's average daily net assets, with a minimum annual fee of $50,000. To the extent that the aggregate net assets of the First American Family of Funds exceed $8 billion, the annual rate for each FAIF fund is reduced to 0.105% of their relative share of the excess net assets. Fees are computed daily and paid monthly.

       SUB-ADMINISTRATION FEES - The Advisor assists SIMC and provides sub-administration services for the Funds. For these services, SIMC compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily net assets. The fees for each Fund for the year were approximately 0.028% of average daily net assets. Under this agreement, SIMC paid U.S. Bank National Association $8,411,000 in aggregate for the year ended September 30, 1999 for the First American Family of Funds. For the Funds included in this annual report for the year ended September 30, 1999 the amounts paid were as follows (000):

                --------------------------------------------------
                Adjustable Rate Mortgage Securities Fund      $ 31
                Fixed Income Fund                              383
                Intermediate Government Bond Fund               55
                Intermediate Term Income Fund                  117
                Limited Term Income Fund                        40
                Strategic Income Fund                           45
                --------------------------------------------------

       CUSTODIAN FEES - Through a separate contractual agreement, U.S. Bank serves as the Funds' custodian. The fee for each Fund is equal to an annual rate of 0.03% of average daily net assets.

       DISTRIBUTION FEES - SEI Investments Distribution Co. ("SIDCO") serves as distributor of the Funds. Under the distribution plan, each of the Funds pays SIDCO a monthly distribution fee equal to an annual rate of 0.25% of each Fund's average daily net assets of the Class A shares, 1.00% of the Class B shares, and 1.00% of the Class C shares, which may be used by SIDCO to provide compensation for sales support and distribution activities. Adjustable Rate Mortgage Securities Fund and Intermediate Term Income Fund waive 0.10% of Class A distribution fees. Intermediate Government Bond Fund and Limited Term Income Fund waives 0.25% of Class A distribution fees. Fixed Income Fund and Strategic Income Fund waives 0.35% of Class C distribution fees. No distribution


                                48     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS
       fees are paid by Class Y shares. Under the agreement, SIDCO paid to U.S Bank and its affiliates the following amounts for the funds included in this annual report for the year ended September 30, 1999 (000):

                                             U.S. BANK   U.S. BANCORP  U.S. BANK
                                  NATIONAL ASSOCIATION  PIPER JAFFRAY      TRUST
       -------------------------------------------------------------------------
       Adjustable Rate Mortgage Securities Fund  $ 8           $ 57        $ 3
       Fixed Income Fund                          78            155          5
       Intermediate Term Income Fund              10             37          1
       Strategic Income Fund                       4             22         --
       -------------------------------------------------------------------------

       TRANSFER AGENT FEES - DST Systems, Inc. provides transfer agency services for the Funds. Effective October 1, 1998, FAIF appointed U.S. Bank as servicing agent to perform certain transfer agent and dividend disbursing agent services with respect to the Class A shares of the Funds held through accounts at U.S. Bank and its affiliates. As the servicing agent U.S. Bank was paid $4,921,000 in aggregate for the year ended September 30, 1999. For the year ended September 30, 1999, fees paid to U.S. Bank for the Funds included in this report were as follows (000):

                --------------------------------------------------
                Adjustable Rate Mortgage Securities Fund      $ 48
                Fixed Income Fund                              118
                Intermediate Term Income Fund                   15
                Strategic Income Fund                           22
                --------------------------------------------------

       OTHER FEES - In addition to the investment advisory and management fees, custodian fees, distribution fees, administrator and transfer agent fees, each Fund is responsible for paying most other operating expenses including organization costs, fees and expenses of outside directors, registration fees, printing shareholder reports, legal, auditing, insurance and other miscellaneous expenses.

       For the year ended September 30, 1999, legal fees and expenses were paid to a law firm of which the Secretary of the Funds is a partner.

       SALES CHARGES - A Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions made in Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares.

                                   CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLAR
             YEAR SINCE PURCHASE           AMOUNT SUBJECT TO CHARGE
             ------------------------------------------------------
             First                                            5.00%
             Second                                           5.00%
             Third                                            4.00%
             Fourth                                           3.00%
             Fifth                                            2.00%
             Sixth                                            1.00%
             Seventh                                          0.00%
             Eighth                                           0.00%
             ------------------------------------------------------

       Class B shares will automatically convert to Class A shares eight years after the first day of the month shares are purchased.

       A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first eighteen months.

       The CDSC for Class B and Class C shares is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.


                                49     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS   SEPTEMBER 30, 1999

       For the year ended September 30, 1999, sales charges retained by SIDCO for distributing the First American Family of Funds' shares were approximately $159,000.


4 > CAPITAL SHARE TRANSACTIONS

       Capital share transactions for the funds were as follows (000):

                                                                                                                  INTERMEDIATE
                                                                   ADJUSTABLE RATE          FIXED INCOME            GOVERNMENT
                                                          MORTGAGE SECURITIES FUND                  FUND             BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                10/1/98    10/1/97    10/1/98    10/1/97    10/1/98    10/1/97
                                                                     to         to         to         to         to         to
                                                                9/30/99    9/30/98    9/30/99    9/30/98    9/30/99    9/30/98
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Class A:
 Shares issued                                                      228        283      1,748        782        601        407
 Shares issued in connection with acquisition of Qualivest
  Fund                                                               --         --         --         47         --         --
 Shares issued in connection with acquisition of Piper Fund          --         --         --     34,666         --         --
 Shares issued in lieu of cash distributions                        159        449        478         31         20         15
 Shares redeemed                                                 (4,150)    (7,120)    (6,904)   (18,751)      (496)      (330)
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL CLASS A TRANSACTIONS                                      (3,763)    (6,388)    (4,678)    16,775        125         92
===============================================================================================================================
 Class B:
 Shares issued                                                       --         --        394        317         --         --
 Shares issued in lieu of cash distributions                         --         --         77         55         --         --
 Shares redeemed                                                     --         --       (570)      (288)        --         --
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL CLASS B TRANSACTIONS                                          --         --        (99)        84         --         --
===============================================================================================================================
 Class C:
 Shares issued                                                       --         --         69         --         --         --
 Shares issued in lieu of cash distributions                         --         --          1         --         --         --
 Shares redeemed                                                     --         --         (2)        --         --         --
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL CLASS C TRANSACTIONS                                          --         --         68         --         --         --
===============================================================================================================================
 Class Y:
 Shares issued                                                      136         --     38,033     40,454      3,529      8,629
 Shares issued in connection with acquisition of Qualivest
  Fund                                                               --         --         --     24,078         --         --
 Shares issued in connection with acquisition of Piper Fund          --         --        308         --         --         --
 Shares issued in lieu of cash distributions                          1         --      4,134      2,880        102         85
 Shares redeemed                                                    (76)        --    (29,568)   (28,263)   (10,126)    (3,914)
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL CLASS Y TRANSACTIONS                                          61         --     12,907     39,149     (6,495)     4,800
===============================================================================================================================
 NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS                 (3,702)    (6,388)     8,198     56,008     (6,370)     4,892
===============================================================================================================================

                                                                 INTERMEDIATE TERM          LIMITED TERM             STRATEGIC
                                                                       INCOME FUND           INCOME FUND           INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                10/1/98    10/1/97    10/1/98    10/1/97    10/1/98    7/24/98
                                                                     to         to         to         to         to         to
                                                                9/30/99    9/30/98    9/30/99    9/30/98    9/30/99  9/30/98(1)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Class A:
 Shares issued                                                      388        513        208        584        183         39
 Shares issued in connection with acquisition of Qualivest
  Fund                                                               --         81         --         --         --         --
 Shares issued in connection with acquisition of Piper Fund          --      4,336         --         --         --      8,642
 Shares issued in lieu of cash distributions                        149         41         24         25        121         37
 Shares redeemed                                                 (1,732)      (517)      (195)      (827)    (1,590)    (4,376)
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL CLASS A TRANSACTIONS                                      (1,195)     4,454         37       (218)    (1,286)     4,342
===============================================================================================================================
 Class B:
 Shares issued                                                       --         --         --         --         79         12
 Shares issued in lieu of cash distributions                         --         --         --         --          2         --
 Shares redeemed                                                     --         --         --         --         (6)        --
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL CLASS B TRANSACTIONS                                          --         --         --         --         75         12
===============================================================================================================================
 Class C:
 Shares issued                                                       --         --         --         --        116         --
 Shares issued in lieu of cash distributions                         --         --         --         --          1         --
 Shares redeemed                                                     --         --         --         --         (1)        --
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL CLASS C TRANSACTIONS                                          --         --         --         --        116         --
===============================================================================================================================
 Class Y:
 Shares issued                                                    7,415      7,740      2,958      6,008     15,739      6,106
 Shares issued in connection with acquisition of Qualivest
  Fund                                                               --     18,733         --         --         --         --
 Shares issued in connection with acquisition of Piper Fund          --        875         --         --         --         --
 Shares issued in lieu of cash distributions                      1,131        859        273        473        707         56
 Shares redeemed                                                (14,170)   (19,365)    (8,363)    (7,790)    (2,010)      (286)
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL CLASS Y TRANSACTIONS                                      (5,624)     8,842     (5,132)    (1,309)    14,436      5,876
===============================================================================================================================
 NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS                 (6,819)    13,296     (5,095)    (1,527)    13,341     10,230
===============================================================================================================================

(1) Commenced operations on July 24, 1998.

                                50     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

5 > INVESTMENT SECURITY TRANSACTIONS

       During the year ended September 30, 1999, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows (000):

                                     U.S. GOVERNMENT         OTHER INVESTMENT
                                          SECURITIES              SECURITIES
       -------------------------------------------------------------------------
                                   PURCHASES     SALES      PURCHASES    SALES
       -------------------------------------------------------------------------
       Adjustable Rate Mortgage
        Securities Fund             $ 10,627    $ 14,869     $  6,469   $    972
       Fixed Income Fund             238,275     378,547      490,692    292,253
       Intermediate Government
        Bond Fund                     59,075     127,603        4,972         --
       Intermediate Term
        Income Fund                  136,831     248,632       94,331     55,873
       Limited Term
        Income Fund                    8,784      32,623       50,389     68,839
       Strategic Income Fund          36,573      16,414      132,113     39,223
       -------------------------------------------------------------------------

       Including dollar rolls for Fixed Income Fund and Strategic Income Fund, purchases of U.S. government securities aggregated (000) $396,867 and $217,218, and sales of U.S. government securities aggregated (000) $396,110 and $107,157, respectively.

       At September 30, 1999, the total cost of securities for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 1999, is as follows (000):

                                AGGREGATE GROSS    AGGREGATE GROSS
                                   APPRECIATION       DEPRECIATION          NET
       -------------------------------------------------------------------------
       Adjustable Rate Mortgage
        Securities Fund                  $  132          $    (537)   $    (405)
       Fixed Income Fund                  6,725            (34,061)     (27,336)
       Intermediate Government
        Bond Fund                         1,505             (1,608)        (103)
       Intermediate Term
        Income Fund                         497             (6,852)      (6,355)
       Limited Term Income Fund             155               (652)        (497)
       Strategic Income Fund              1,551            (12,553)     (11,002)
       -------------------------------------------------------------------------

       As of September 30, 1999, the following funds have capital loss carryforwards (000):

                                                AMOUNT           EXPIRATION DATE
       -------------------------------------------------------------------------
       Adjustable Rate Mortgage
        Securities Fund                       $140,978                 2000-2004
       Fixed Income Fund**                      90,697                 2001-2004
       Intermediate Term Income
        Fund**                                  11,944                 2002-2003
       Limited Term Income Fund*                 3,861                 2000-2005
       Strategic Income Fund                    17,515                 2001-2007
       -------------------------------------------------------------------------

        * Includes carryover acquired in connection with previous merger. The ability to utilize these losses to offset gains may be limited in the future.

       ** In accordance with Section 382 of the Internal Revenue Code, utilization of the capital loss carryover is limited in the Fixed Income Fund and Intermediate Term Income Fund to $20,311,000 and $2,720,000 respectively per year.

       Adjustable Rate Mortgage Securities Fund and Limited Term Income Fund incurred losses in the amount of $139,000 and $134,000 from November 1, 1998 to September 30, 1999. As permitted by tax regulations, the Funds intend to elect to defer and treat these losses as arising in the fiscal year ending September 30, 2000.


                                51     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS   SEPTEMBER 30, 1999

6 > SECURITIES LENDING TRANSACTIONS

       In order to generate additional income, each Fund may lend portfolio securities representing up to one-third of the value of total assets (which includes collateral received for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of the securities on loan at September 30, 1999, the collateral purchased with cash received and held at September 30, 1999, with respect to such loans, and income generated during the period from the program were as follows
       (000):

                                      MARKET VALUE OF            INCOME RECEIVED
       FUND                         LOANED SECURITIES    FROM SECURITIES LENDING
       -------------------------------------------------------------------------
       Fixed Income                          $553,837                       $756
       Intermediate Term Income               150,445                        270
       Limited Term Income                     19,553                         43
       Strategic Income                        46,947                          9
       -------------------------------------------------------------------------

                         MARKET VALUE OF COLLATERAL PURCHASED WITH CASH RECEIVED
       -------------------------------------------------------------------------
                                                           OTHER FIXED
                                REPURCHASE   MONEY MARKET       INCOME
       FUND                     AGREEMENTS     INSTRUMENT   SECURITIES     TOTAL
       -------------------------------------------------------------------------
       Fixed Income               $397,100         $4,578     $163,651  $565,329
       Intermediate Term Income    107,869          1,244       44,454   153,567
       Limited Term Income          14,019            162        5,778    19,959
       Strategic Income             33,661            388       13,872    47,921
       -------------------------------------------------------------------------

       U.S. Bank acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Funds. For these services U.S. Bank received $2,270,000 in aggregate for the Funds included in this report for the year ended September 30, 1999, securities lending fees were as follows (000):

             ------------------------------------------------------
             Fixed Income Fund                                 $495
             Intermediate Term Income Fund                      178
             Limited Term Income Fund                            28
             Strategic Income Fund                                1
             ------------------------------------------------------


7 > COMMON TRUST FUND CONVERSIONS

       On July 23, 1999, the Piper Common Bond Fund was converted into the Fixed Income Fund. The assets, which consisted of securities and related receivables, were converted on a tax free basis. 308,392 shares of Class Y of the Fixed Income Fund were issued at the time of conversion. The net assets of the Piper Common Bond Fund and Fixed Income Fund immediately before the conversion were $3,299,801 and $1,399,655,638 respectively. Included in the net assets of the Piper Common Bond Fund were ($32,848) of unrealized losses.


                                52     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

8 > QUALIVEST MERGER

       On November 21, 1997, the following reorganization of the Qualivest funds into the First American Family of Funds took place pursuant to a Plan of Reorganization approved by the Qualivest shareholders on October 31, 1997:

       QUALIVEST ACQUIRED                       FAIF ACQUIRING
       -------------------------------------------------------------------------
       Intermediate Bond Fund                   Intermediate Term Income Fund
       Diversified Bond Fund                    Fixed Income Fund
       -------------------------------------------------------------------------

       Under the Agreement and Plan of Reorganization, the Qualivest Class A and Class C shares were exchanged for FAIF Class A shares, and Qualivest Class Q and Class Y shares were exchanged for FAIF Class Y shares.

       The net assets prior to the reorganization and shares issued and redeemed were as follows:
                                                     ACQUIRING
                                                        FUND'S   ACQUIRED FUND'S
       FAIF FUND                    NET ASSETS   SHARES ISSUED   SHARES REDEEMED
       -------------------------------------------------------------------------
       Intermediate Term Income   $320,221,620      18,814,377        18,616,555
       Fixed Income                771,254,652      24,125,586        25,678,152
       -------------------------------------------------------------------------

       Included in the net assets from the Qualivest Funds were the following components:

                                              DISTRIBUTIONS
                                               IN EXCESS OF
                                             NET INVESTMENT        ACCUMULATED  NET UNREALIZED
       QUALIVEST FUND      PAID IN CAPITAL           INCOME    REALIZED (LOSS)    APPRECIATION     NET ASSETS
       ------------------------------------------------------------------------------------------------------
       Intermediate Bond      $186,768,094        $ (14,028)         $ (4,115)      $1,651,503   $188,401,454
       Diversified Bond        260,222,624           (3,156)               --        6,922,860    267,142,328
       ------------------------------------------------------------------------------------------------------

       The acquisitions were accounted for by the method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method).


9 > PIPER MERGER

       The Board of Directors and shareholders of the Piper Funds approved a reorganization of certain Piper Funds into the FAIF Funds which took place at the close of business on July 31, 1998*:

       PIPER ACQUIRED FUND                                         FAIF ACQUIRING FUND
       -----------------------------------------------------------------------------------------------
       Adjustable Rate Mortgage Securities Fund                    Adjustable Rate Mortgage Securities
       Intermediate Bond Fund                                      Intermediate Term Income
       Government Income Fund                                      Fixed Income
       American Government Income Fund NYSE Symbol: (AGF)          Fixed Income
       American Government Income Portfolio NYSE Symbol: (AAF)     Fixed Income
       American Opportunity Income Fund NYSE Symbol: (OIF)         Fixed Income
       The Americas Income Trust AMEX Symbol: (XUS)                Strategic Income
       Highlander Income AMEX Fund Symbol: (HLA)                   Strategic Income
       -----------------------------------------------------------------------------------------------

       *For American Government Income Fund, American Government Income
        Portfolio, and American Opportunity Income Fund the reorganization was effective as of August 28, 1998. The Americas Income Trust and Highlander Income Fund reorganizations were effective as of July 24, 1998.

       Under the Agreement and Plan of Reorganization, the Piper Class A shares were exchanged for FAIF Class A shares, and Piper Class Y shares were exchanged for FAIF Class Y shares.


                                53     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS   SEPTEMBER 30, 1999

       The net assets prior to the reorganization and shares issued and redeemed were as follows:

                                                                ACQUIRING FUND'S   ACQUIRED FUND'S
       FAIF FUND                                    NET ASSETS     SHARES ISSUED   SHARES REDEEMED
       -------------------------------------------------------------------------------------------
       Adjustable Rate Mortgage Securities      $           --        17,197,369        17,197,369
       Intermediate Term Income                    427,535,403         5,211,245         6,857,590
       Fixed Income (Government Income)          1,168,413,969         5,137,676         6,252,004
       Fixed Income (AGF)                        1,250,228,424         8,290,249        16,080,952
       Fixed Income (AAF)                        1,250,228,424        11,203,772        18,357,910
       Fixed Income (OIF)                        1,250,228,424        10,034,207        16,990,545
       Strategic Income (XUS)                               --         5,749,951         6,251,304
       Strategic Income (HLA)                               --         2,892,106         1,989,467
       -------------------------------------------------------------------------------------------

       Included in the net assets from the Piper Funds were the following components:

                                                      DISTRIBUTIONS
                                                       IN EXCESS OF       ACCUMULATED    NET UNREALIZED
                                                     NET INVESTMENT          REALIZED     APPRECIATION/
       PIPER FUND                  PAID IN CAPITAL           INCOME       GAIN/(LOSS)      DEPRECIATION      NET ASSETS
       ----------------------------------------------------------------------------------------------------------------
       Adjustable Rate Mortgage
        Securities Fund               $285,449,774      $ (118,528)   $ (146,484,460)        $1,017,624    $139,864,410
       Intermediate Bond Fund          327,628,512              --      (275,850,285)           991,555      52,769,782
       Government Income Fund           70,538,606              --       (15,907,522)         3,411,144      58,042,228
       American Government
        Income Fund                    127,321,753              --       (35,900,498)         3,578,713      94,999,968
       American Government
        Income Portfolio               183,194,571              --       (59,639,228)         4,835,535     128,390,878
       American Opportunities
        Income Fund                    171,770,276              --       (61,997,942)         5,218,444     114,990,778
       The Americas Income Trust        72,436,361              --       (15,154,616)           217,766      57,499,511
       Highlander Income Fund           27,675,521              --           (44,950)         1,290,492      28,921,063
       ----------------------------------------------------------------------------------------------------------------

       The acquisitions were accounted for by the method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method).


10 > CONCENTRATION OF RISKS

       The Strategic Income Fund is subject to special risks associated with investing in foreign securities and to a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Strategic Income Fund is also subject to risks associated with investing in securities issued by issuers in emerging market countries. Because of the special risks associated with foreign investing, the Strategic Income Fund may be subject to greater volatility than most mutual funds which invest primarily in domestic securities.

       Strategic Income Fund also invests in lower-rated (i.e., rated Ba or lower by Moody's or BB or lower by Standard & Poor's) corporate and foreign debt obligations, which are commonly referred to as "junk bonds". Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. Lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.


                                54     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

       The summary of credit quality ratings for the securities held by the Strategic Income Fund as of September 30, 1999, are as follows:

             STANDARD & POORS:                 MOODY'S:
             ------------------------------------------------------
             AAA           23.63%              Aaa           31.63%
             AA             1.47%              Aa             1.87%
             A              2.23%              A              1.89%
             BBB            5.38%              Baa            6.35%
             BB            15.85%              Ba            12.89%
             B             29.92%              B             34.09%
             CCC            2.78%              Caa            3.57%
             CC             0.34%              Ca             0.05%
             D              0.40%              Not Rated      7.66%
             Not Rated     18.00%                           ------
                          ------                            100.00%
                          100.00%
             ------------------------------------------------------


11 > FUND REORGANIZATION

       Subject to shareholder approval, the Board of Directors of the First American Investment Funds, Inc. has approved the reorganization of the Adjustable Rate Mortgage Securities Fund into the Limited Term Income Fund and the Intermediate Government Bond Fund into Intermediate Term Income Fund.

       Under the proposed Agreement and Plan of Reorganization the Class A and Y shares of Adjustable Rate Mortgage Securities Fund and Intermediate Government Bond Fund will be exchanged for Class A and Y shares of Limited Term Income Fund and Intermediate Term Income Fund, respectively.


                                55     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

NOTICE TO
SHAREHOLDERS   SEPTEMBER 30, 1999 (UNAUDITED)

       THE INFORMATION SET FORTH BELOW IS FOR EACH FUND'S FISCAL YEAR AS REQUIRED BY FEDERAL LAWS. SHAREHOLDERS, HOWEVER, MUST REPORT DISTRIBUTIONS ON A CALENDAR YEAR BASIS FOR INCOME TAX PURPOSES WHICH MAY INCLUDE DISTRIBUTIONS FOR PORTIONS OF TWO FISCAL YEARS OF A FUND. ACCORDINGLY, THE INFORMATION NEEDED BY SHAREHOLDERS FOR INCOME TAX PURPOSES WILL BE SENT TO THEM IN EARLY 2000. PLEASE CONSULT YOUR TAX ADVISER FOR PROPER TREATMENT OF THIS INFORMATION.

       Dear First American Investment Fund Shareholders:

       For the fiscal year ended September 30, 1999, each Fund designated long term capital gains and exempt income with regard to distributions paid during the year as follows:

                                             (A)             (B)
                                       LONG TERM        ORDINARY             (C)
                                   CAPITAL GAINS          INCOME           TOTAL
                                   DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS
FUND                                 (TAX BASIS)     (TAX BASIS)     (TAX BASIS)
--------------------------------------------------------------------------------
Adjustable Rate Mortgage Securities            0%            100%           100%
Fixed Income                                   7%             93%           100%
Intermediate Government Bond                   1%             99%           100%
Intermediate Term Income                       0%            100%           100%
Limited Term Income                            0%            100%           100%
Strategic Income                               0%            100%           100%
--------------------------------------------------------------------------------

* Items (A) and (B) are based on a percentage of the fund's total distributions.


                                56     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

FIRST AMERICAN INVESTMENT FUNDS, INC.
BOARD OF DIRECTORS


       MR. ROBERT DAYTON

       Director of First American Investment Funds, Inc.
       Chief Executive Officer of Okabena Company
-----------------------------------------------------------------------------


       MR. ROGER GIBSON

       Director of First American Investment Funds, Inc.
       Vice President of North America-Mountain Region for United Airlines
-----------------------------------------------------------------------------


       MR. ANDREW HUNTER III

       Director of First American Investment Funds, Inc.
       Chairman of Hunter Keith Industries
-----------------------------------------------------------------------------


       MR. LEONARD KEDROWSKI

       Director of First American Investment Funds, Inc.
       Owner and President of Executive Management Consulting, Inc.
-----------------------------------------------------------------------------


       MR. JOHN MURPHY JR.

       Director of First American Investment Funds, Inc.
       Executive Vice President, U.S. Bancorp
-----------------------------------------------------------------------------


       MR. ROBERT SPIES

       Director of First American Investment Funds, Inc.
       Retired Vice President, U.S. Bank National Association
-----------------------------------------------------------------------------


       MR. JOSEPH STRAUSS

       Director of First American Investment Funds, Inc.
       Former Chairman of First American Investment Funds, Inc.
       Owner and President of Strauss Management Company
-----------------------------------------------------------------------------


       MS. VIRGINIA STRINGER

       Chairperson of First American Investment Funds, Inc.
       Owner and President of Strategic Management Resources, Inc.
-----------------------------------------------------------------------------

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation. The report is not authorized for distribution to prospective investors in the corporation unless preceded or accompanied by an effective prospectus for each of the funds included. Shares in the funds are not deposits or obligations of, or guaranteed or endorsed by, U.S. Bank or any of its affiliates. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in the shares involves investment risk including loss of principal amount invested.

Past performance does not guarantee future results. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     FIRST AMERICAN INVESTMENT FUNDS, INC.
     1 Freedom Valley Drive
     Oaks, Pennsylvania 19456


INVESTMENT ADVISOR AND ADMINISTRATOR
     FIRST AMERICAN ASSET MANAGEMENT,
     A DIVISION OF U.S. BANK NATIONAL ASSOCIATION
     601 Second Avenue South
     Minneapolis, Minnesota 55402

CUSTODIAN
     U.S. BANK NATIONAL ASSOCIATION
     180 East Fifth Street
     St. Paul, Minnesota 55101

DISTRIBUTOR
     SEI INVESTMENTS DISTRIBUTION CO.
     1 Freedom Valley Drive
     Oaks, Pennsylvania 19456

INDEPENDENT AUDITORS
     ERNST & YOUNG LLP
     1400 Pillsbury Center
     200 South Sixth Street
     Minneapolis, Minnesota 55402

COUNSEL
     DORSEY & WHITNEY LLP
     220 South Sixth Street
     Minneapolis, Minnesota 55402


--------------------------------------------------------------------------------


FIRST AMERICAN FUNDS                                                Bulk Rate
c/o Fulfillment Agent, American Financial Printing Inc.           U.S. Postage
404 Industrial Boulevard, N.E.                                        PAID
Minneapolis, MN 55413                                               Mpls, MN
                                                                Permit No. 26388

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

11/1999   332-99